UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(A) of the
Securities Exchange Act of 1934
Filed by the Registrant  ☒
Filed by a party other than the Registrant   ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 240.14a-12
UNIVERSAL TECHNICAL INSTITUTE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(S) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2025 PROXY STATEMENT

UNIVERSAL TECHNICAL INSTITUTE, INC.

UNIVERSAL TECHNICAL INSTITUTE

CONCORDE

LETTER FROM THE CHAIRMAN

Dear Fellow Stockholder:
You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Universal Technical Institute, Inc. (the “Company,” “UTI,” “we,” “us” or “our”), to be held on Thursday, March 12, 2026 at 9:30 a.m. Eastern Standard time. The Annual Meeting will be a completely “virtual” meeting of stockholders. You will be able to attend the Annual Meeting as well as vote and submit your questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/UTI2026 and entering the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or in the instructions that accompanied your proxy materials.
The attached proxy statement, with the accompanying notice of meeting, contains details of the business to be conducted at the Annual Meeting. We urge you to review these materials carefully and to take part in the business of our company by voting on the matters described in the accompanying proxy statement. We hope that you will be able to attend the meeting during which our directors and senior leadership team will be available to answer questions.
Your vote is important. Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy before the meeting so that your shares will be represented and voted at the meeting. If you attend the meeting virtually, you may continue to have your shares of stock voted as instructed in a previously delivered proxy or you may electronically revoke your proxy and vote your shares of stock online during the meeting. We look forward to your participation.
On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of UTI. We look forward to seeing you at the Annual Meeting.
Sincerely,

Robert T. DeVincenzi
Chairman of the Board of Directors
January 20, 2026
This proxy statement is dated January 20, 2026 and is first being made available to stockholders on or about January 20, 2026.

i

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

UNIVERSAL TECHNICAL INSTITUTE, INC.
4225 E. WINDROSE DRIVE,
SUITE 200
PHOENIX, ARIZONA 85032
(623) 445-9500

Date & Time Thursday, March 12, 2026 9:30 a.m. Eastern Standard time	Virtual Meeting Location www.virtualshareholdermeeting.com/UTI2026 and entering the 16-digit control number	Record Date Close of Business January 13, 2026

To the stockholders of Universal Technical Institute, Inc.:
The 2026 Annual Meeting of Stockholders (“Annual Meeting”) of Universal Technical Institute, Inc. (the “Company,” “UTI,” “we,” “us” or “our”) will be held on Thursday, March 12, 2026 at 9:30 a.m. Eastern Standard time. The Annual Meeting will be a completely “virtual” meeting of stockholders and you will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/UTI2026 and entering the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or in the instructions that accompanied your proxy materials.
The items of business at the Annual Meeting are set forth below:
1.	To elect three (3) Class I directors to our Board of Directors to serve for a term of three (3) years or until their respective successors are duly elected and qualified.
2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2026.
3.	To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers (“NEOs”).
Only stockholders of record at the close of business on January 13, 2026 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. A list of stockholders entitled to vote will be available for examination at the meeting by any stockholder for any purpose germane to the meeting. The list will also be available for the same purpose for 10 days prior to the meeting at our principal executive offices at 4225 E. Windrose Drive, Suite 200, Phoenix, Arizona 85032.
On January 20, 2026, we expect to begin mailing a Notice of Internet Availability of Proxy Materials to our stockholders of record as of January 13, 2026 rather than a full paper set of materials. The notice contains instructions on how to access this proxy statement and our annual report online and includes instructions for voting at the Annual Meeting.
To vote at the Annual Meeting, please choose one of the following voting methods:
Vote by Internet
•
Before the Meeting: Go to www.proxyvote.com or from a smartphone scan the QR Barcode located in your Notice of Internet Availability of Proxy Materials or on your proxy card. Have the information that is printed in the box marked by the arrow → xxxx xxxx xxxx available and follow the instructions.

•	During the Meeting: Go to www.virtualshareholdermeeting.com/UTI2026. Have the information that is printed in the box marked by the arrow → xxxx xxxx xxxx xxxx available and follow the instructions.
Vote by Telephone –
If you request printed copies of the proxy materials by mail, you will receive a proxy card or voting instruction form and you may vote by proxy by calling the toll-free number found on the card or form.
Vote by Mail –
If you request printed copies of the proxy materials by mail, you will receive a proxy card or voting instruction form and you may vote by proxy by filling out the card or form and returning it in the envelope provided.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on March 12, 2026. The Notice of Annual Meeting, Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025 (which constitutes our annual report to stockholders) are available electronically at https://investor.uti.edu.
By Order of the Board of Directors,

Jerome A. Grant
Chief Executive Officer

PROXY STATEMENT

UNIVERSAL TECHNICAL INSTITUTE, INC.
4225 E. WINDROSE DRIVE
SUITE 200
PHOENIX, ARIZONA 85032
(623) 445-9500

PROXY STATEMENT
FOR THE
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON
MARCH 12, 2026
General Information
This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (our “Board”) of Universal Technical Institute, Inc. (the “Company,” “UTI,” “we,” “us” or “our”), of proxies for use in voting at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually on March 12, 2026 at 9:30 a.m. Eastern Standard time at www.virtualshareholdermeeting.com/UTI2026, and any adjournment or postponement thereof. On or about January 20, 2026, we began mailing a notice containing instructions on how to access this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended September 30, 2025 (the “2025 Annual Report”) online. The date of this Proxy Statement is January 20, 2026.
Questions and Answers
Please see the section titled “Questions and Answers About the Proxy Materials and Voting Information” for important information about the proxy materials, voting, the Annual Meeting, UTI’s corporate governance documents and communications. Please see the section titled “Submission of Stockholder Proposals for Annual Meeting” for the deadlines to submit stockholder proposals and director nominees for the 2027 annual meeting of stockholders. Additional questions may be directed to Christopher E. Kevane, Executive Vice President, Chief Legal Officer, at Universal Technical Institute, Inc., 4225 E. Windrose Drive, Suite 200, Phoenix, Arizona 85032.
Learn More About UTI
Please also visit UTI’s 2026 Annual Meeting website, www.virtualshareholdermeeting.com/UTI2026 to easily access our interactive proxy materials, vote through the Internet, submit questions in advance of the 2026 Annual Meeting of Stockholders, and listen to a live webcast of the meeting.

1

PROPOSAL 1
ELECTION OF DIRECTORS
Board Structure
Our Board currently has ten (10) members, the majority of whom are “independent” in accordance with the published listing requirements of the New York Stock Exchange (the “NYSE”). Our Board is divided into three (3) classes, as set forth below:
•	Class I: Robert T. DeVincenzi, Jerome A. Grant, and Shannon L. Okinaka;
•	Class II: George W. Brochick, Lieutenant General William J. Lennox, Jr., and Linda J. Srere;
•	Class III: Loretta L. Sanchez, Christopher S. Shackelton, Michael A. Slubowski, and Kenneth R. Trammell.
Nominees for Election at the Annual Meeting
Our Board, acting on the recommendation of the Nominating and Corporate Governance Committee of our Board (our “Nominating and Corporate Governance Committee”), has nominated Messrs. DeVincenzi and Grant and Ms. Okinaka for election as Class I Directors, each to serve a three-year term ending in 2029, or until the director’s successor is duly elected and qualified. It is intended that the votes represented by the proxies at the Annual Meeting will be cast for the election of Messrs. DeVincenzi, and Grant and Ms. Okinaka as Class I Directors.
Director Nominees. The following table and text present information as of the date of this Proxy Statement concerning the nominees for election as Class I Directors, including in each case their current membership on committees of our Board, the year they were first elected or appointed as a director, their principal occupations or affiliations during the last five years, other directorships currently held or held during the past five years, and the experiences, qualifications, attributes or skills each of them brings to our Board. We believe that each of the director nominees possesses an ability, as demonstrated by recognized success in his or her field, to make meaningful contributions to our Board’s oversight of the business and affairs of UTI.

2

Robert T. DeVincenzi

Robert T. DeVincenzi has served as a director on the Board of Universal Technical Institute, Inc since April 2017, serving as Chairman of the Board since September 2017. Additionally, Mr. DeVincenzi has been a principal partner in Lupine Venture Group, a business advisory firm providing strategic consulting and corporate development advisory services since 2014. Mr. DeVincenzi served on the board of Lazydays Holdings Inc. from 2021 to November 2025, and during this period also served as Lead Independent Director and Interim CEO from January 2022 to August 2022. Mr. DeVincenzi also served as an Adjunct Professor of Entrepreneurship and Strategic Management at California State University, from 2014 until 2022. Mr. DeVincenzi also served as a director and earlier as President and CEO of Redflex Holding Limited, from 2012 to 2021. From 2008 to 2011, he was President and CEO of LaserCard Corporation. Prior to that, Mr. DeVincenzi was President and CEO at Inkra Networks Inc., and Ignis Optics Inc., both telecommunications companies, and has held senior executive sales, marketing and strategy positions at several technology and services companies. Mr. DeVincenzi received a Master of Arts degree from Gonzaga University in Organizational Leadership, a Bachelor of Science degree in Business Administration from California State University, San Luis Obispo and has completed Directors College at Stanford University. Mr. DeVincenzi brings to our Board significant business leadership and strategy development experience, as well as public company board expertise. Mr. DeVincenzi qualifies as an “audit committee financial expert” under SEC guidelines.

Specific Qualifications, Attributes, Skills and Experience:
•  Service as a member of public company boards of directors
•  Extensive business leadership and strategy development experience
•  Expertise in accounting and finance
Director Since: 2017 Age: 66 Committees: • Audit • Nominating and Corporate Governance • Strategic Opportunities Other Public Company Boards: • Lazydays Holdings Inc. (Nasdaq: LAZY) Independent: Yes

Jerome A. Grant

Jerome A. Grant has served as our Chief Executive Officer and as a director on our Board since November 2019. Mr. Grant joined us as Executive Vice President and Chief Operating Officer in November 2017. Prior to joining us, Mr. Grant served as Senior Vice President, Chief Services Officer with McGraw-Hill Corporation, a learning science company, from June 2015 to April 2017. Before joining McGraw-Hill, Mr. Grant spent more than 14 years in executive leadership roles at Pearson Education, Inc., an educational publishing and services company, including President of Business and Technology, Chief Learning Officer, Vice President – Digital Products and Vice President – Technology Strategy. Mr. Grant received a Bachelor of Business Administration degree in Labor Relations and Marketing from the University of Wisconsin-Milwaukee.

Specific Qualifications, Attributes, Skills and Experience:
•  Executive leadership experience in post-secondary education
•  Extensive digital strategy and marketing experience
Director Since: 2019 Age: 62 Committees: • None Other Public Company Boards: • None Independent: No

3

Shannon L. Okinaka

Shannon L. Okinaka has served as director on our Board since March 2022. Ms. Okinaka served as Executive Vice President of Administration of the commercial airline company Hawaiian Airlines, Inc., a subsidiary of Alaska Air Group, from 2024 to March 2025, having previously served as Executive Vice President, Chief Financial Officer and Treasurer of Hawaiian Holdings, Inc. from 2015 to 2024, and Vice President – Controller of Hawaiian Airlines from 2011 to 2015. Ms. Okinaka joined Hawaiian Airlines as Senior Director in charge of Sarbanes-Oxley compliance and special projects. Prior to joining Hawaiian Airlines, Ms. Okinaka worked for Hawaiian Electric Company, and the accounting firm of Coopers & Lybrand/ PricewaterhouseCoopers. Ms. Okinaka was certified as a public accountant in the State of Hawaii. Ms. Okinaka also serves on the Board of Directors of Island Insurance Company, an insurance provider. Ms. Okinaka graduated from the Shidler College of Business at University of Hawaii at Mānoa, earning a Bachelor of Business Administration in Management Information Systems and Accounting. Ms. Okinaka qualifies as an “audit committee financial expert” under SEC guidelines.

Specific Qualifications, Attributes, Skills and Experience:
•  Extensive experience in the aviation industry
•  Expertise in accounting and finance
Director Since: 2022 Age: 51 Committees: • Audit Other Public Company Boards: • None Independent: Yes

Board Recommendation

Our Board recommends that you vote “FOR” the election of each of the director nominees named above

4

Continuing Directors
The terms of George W. Brochick, William J. Lennox Jr. and Linda J. Srere are scheduled to end in 2027, and the terms of Loretta L. Sanchez, Christopher S. Shackelton, Michael A. Slubowski, and Kenneth R. Trammell are scheduled to end in 2028.

George W. Brochick

George W. Brochick has served as a director on our Board since March 2020. Mr. Brochick has served as Executive Vice President—Strategic Development at auto and commercial truck retailer Penske Automotive Group (NYSE: PAG) since July 2012 and has held various executive positions since joining the company in 1996. In addition to his current executive functions, Mr. Brochick held numerous dealership general manager positions throughout his automotive career. Previously, Mr. Brochick served as Vice President, Operations, for auto retailer Southwest Kenworth, Inc. from 1977 to 1984 and also held the position of Director, Marketing Services, for Euclid, Inc., a division of Daimler-Benz, A.G. Mr. Brochick formerly served as a Board Member of the Duke University Board of Visitors and has served on the Board of Directors of the American International Automobile Dealers Association.

Specific Qualifications, Attributes, Skills and Experience:
•
Extensive operational experience in the automotive industry
•
Relationships throughout the transportation industry
•
Expertise in accounting and finance
Director Since: 2020 Age: 76 Committees: • Audit • Government Affairs and Public Policy • Nominating and Corporate Governance Other Public Company Boards: • None Independent: Yes

Lieutenant General William J. Lennox, Jr.

Lieutenant General William J. Lennox, Jr. (USA Ret.) has served as a director on our Board since January 2014. General Lennox has served as Chief Executive Officer of Lennox Strategies, LLC, a consulting company and personal business venture, since 2012. General Lennox served as President of Saint Leo University, a private university, from July 2015 to June 2018. From 2006 to 2012, General Lennox served as Senior Vice President, Washington, D.C., for Goodrich Corporation, a Fortune 500 aerospace firm. Prior to his position at Goodrich Corporation, General Lennox served approximately 35 years in the United States Army, culminating as Superintendent of the United States Military Academy at West Point. General Lennox formerly served on the Board of Directors of Ignite Fueling Innovation, Inc., a veteran owned and operated systems and software engineering company. General Lennox received a Bachelor of Arts degree concentrating in International Affairs from the United States Military Academy at West Point, as well as a Master of Arts degree and Ph.D. in Literature from Princeton University.

Specific Qualifications, Attributes, Skills and Experience:
•
Service as a leader of higher learning institutions
•
Experience managing relationships between the private sector and the government
•
Exceptional military career
Director Since: 2014 Age: 75 Committees: • Compensation • Government Affairs and Public Policy Other Public Company Boards: • None Independent: Yes

5

Loretta L. Sanchez

Loretta L. Sanchez has served as a director on our Board since May 2021. Ms. Sanchez served in Congress from 1997 to 2017 as a Democrat from California’s 46th Congressional District, representing Orange County. One of her key priorities was ensuring access to all types of higher education, including career and technical skills training. While in Congress, Ms. Sanchez served on the Education and Labor Committee, Armed Services Committee, and as a ranking member of the Homeland Security Committee Subcommittee on Cybersecurity, Infrastructure Protection, and Security Technologies. Ms. Sanchez is currently Managing Director of Nine Buns, LLC, based in Florida. Previously, she served as Chief Executive Officer of Datamatica LLC from December 2018 until June 2025. Ms. Sanchez received a Bachelor of Science degree in Business Administration with a concentration in Economics from Chapman University and a Master of Business Administration degree from American University in Washington, DC. Ms. Sanchez is currently a public member of the Board of Directors of Career Education Colleges and Universities, a national association representing the proprietary sector of higher education, and also is a Trustee at Chapman University in Orange, California.

Specific Qualifications, Attributes, Skills and Experience:
•
Extensive political experience and expertise
•
Experience in education
Director Since: 2021 Age: 64 Committees: • Government Affairs and Public Policy Other Public Company Boards: • None Independent: Yes

6

Christopher S. Shackelton

Christopher S. Shackelton has served as a director on our Board since June 2016. From June 2016 until December 2023, Mr. Shackleton served as the designee to our Board of the holders of our outstanding Series A Preferred Stock (as further described below). Following the full conversion of the Series A Preferred Stock to common stock in December 2023, the Board appointed Mr. Shackleton as a Class III director. Mr. Shackelton is Co-founder and Managing Partner of Coliseum Capital Management, LLC, a multi-strategy investment firm. Previously, he was Chairman of the Board of ModivCare Inc. (formerly Providence Service Corp.), a home health care company, from November 2012 to December 2024, Chairman of Rural/Metro Corp, an emergency medical services company, from December 2010 to June 2011, Chairman of Medalogix LLC, a home health care service, from August 2014 to May 2021 and Chairman of Lazydays Holdings, Inc., a recreational vehicle retailer, from December 2021 to June 2024 (and as a director since March 2018). He has also served on the boards of Interstate Hotels & Resorts, Inc., a global hotel management company, from February 2009 through March 2010, Advanced Emissions Solutions, Inc., a producer of activated carbon and other environmentally efficient carbon products for use in purification and sustainable materials, from July 2014 to June 2016, LHC Group, Inc., a provider of healthcare solutions, from November 2012 to August 2017, BioScrip, Inc., a provider of healthcare solutions, from March 2015 to August 2019, and Gildan Activewear Inc., a manufacturer of branded clothing, from December 2023 to May 2024. Prior to these positions, he worked at Watershed Asset Management and Morgan Stanley & Co., both financial institutions. Mr. Shackelton received a bachelor’s degree in economics from Yale University.

Specific Qualifications, Attributes, Skills and Experience:
•
Service as a member of public company boards of directors
•
Extensive strategic transformation and capital allocation experience
Director Since: 2016 Age: 46 Committees: • None Other Public Company Boards: • ModivCare Inc. (Nasdaq: MODV) Independent: Yes

7

Michael A. Slubowski

Michael A. Slubowski has served as a director on our Board since March 2023. Mr. Slubowski is the President, Chief Executive Officer, and Board Member of Trinity Health, a national health system that includes 29,000 affiliated physicians and 127,000 employees. During his 40 years as a healthcare executive, Mr. Slubowski has served as President and CEO of Sisters of Charity of Leavenworth Health System, a nonprofit healthcare organization, as President of Health Networks for Trinity Health before its 2013 merger with Catholic Health East, and in executive leadership positions at health systems including Henry Ford Health System in Detroit, Michigan; Samaritan Health Services in Phoenix, Arizona; and Providence Hospital in Southfield, Michigan. Mr. Slubowski earned his bachelor’s degree in business administration and his master’s degree in business administration from Wayne State University in Detroit, Michigan. He completed healthcare leadership training through an Advanced Leadership Institute conducted by the University of Michigan School of Business and sponsored by the National Center for Healthcare Leadership. He also holds fellowships in the American College of Healthcare Executives and the American College of Medical Practice Executives.

Specific Qualifications, Attributes, Skills and Experience:
•
Extensive finance and strategy experience
•
Expertise in clinical care delivery models, healthcare administration and operations
Director Since: 2023 Age: 71 Committees: • Compensation Other Public Company Boards: • None Independent: Yes

Linda J. Srere

Linda J. Srere, has served as a director on our Board since February 2005. Ms. Srere is a marketing and advertising consultant. From January 2000 to November 2001, she served as President of Young & Rubicam Advertising, a worldwide advertising network. From September 1998 to January 2000, Ms. Srere served as Vice Chairman and Chief Client Officer of Young & Rubicam Inc. (“Y&R”), a global marketing communications company. From January 1997 to September 1998, she served as President and CEO of Y&R’s New York office. Ms. Srere joined Y&R in September 1994 as Executive Vice President and Director of Business Development. Ms. Srere served as the Chairman of advertising agency Earle Palmer Brown New York from 1992 to 1994, and served as President of advertising agency Rosenfeld, Sirowitz, Humphrey & Strauss from 1990 to 1992. For 11 years, until July 2012, Ms. Srere was a director of video game publisher Electronic Arts Inc. (Nasdaq: EA). During her tenure, she served on its Compensation, Nominating, and Governance committees. Ms. Srere also served as a director of aQuantive, Inc., which was sold to Microsoft in 2007 and previously served on the Advisory Board of SOS Method, a meditation technology platform. She currently sits on the Investor and Executive Council of DCubed Group, a private market investment firm.

Specific Qualifications, Attributes, Skills and Experience:
•
Service as a member of public company board of directors
•
Extensive Investment Experience
•
Expertise in marketing
Director Since: 2005 Age: 70 Committees: • Compensation • Nominating and Corporate Governance • Strategic Opportunities Other Public Company Boards: • None Independent: Yes

8

Kenneth R. Trammell

Kenneth R. Trammell has served as a director on our Board since June 2011. From May 2020 until the sale of the company in March 2021, Mr. Trammell was a director of Red Lion Hotels Corp, an owner and franchiser of hotels. During that time, he served as chair of the Audit Committee and as a member of the Nominating and Governance Committee. Mr. Trammell served as an Executive Vice President of Tenneco Inc., a publicly traded manufacturer of vehicle components and systems, from January 2006 until his retirement in December 2018, as the Chief Financial Officer from September 2003 until June 2018, and as Controller from 1997 through 2003. He also returned to Tenneco as Interim Chief Financial Officer from April 2020 to September 2020. Prior to joining Tenneco in 1996, Mr. Trammell spent 12 years with the international public accounting firm of Arthur Andersen LLP. Mr. Trammell received a Bachelor of Business Administration degree in Accounting from the University of Houston. Mr. Trammell has significant business experience in the original equipment and aftermarket automotive parts industry for more than 20 years. Mr. Trammell qualifies as an “audit committee financial expert” under SEC guidelines.

Specific Qualifications, Attributes, Skills and Experience:
•
Service as a member of public company boards of directors
•
Extensive capital markets and operational experience
•
Expertise in accounting and finance
Director Since: 2011 Age: 65 Committees: • Audit • Strategic Opportunities Other Public Company Boards: • None Independent: Yes

Corporate Governance and Related Matters
We believe that effective corporate governance is critical to our ability to create long-term value for our stockholders. Accordingly, we have structured our corporate governance to align our interests with those of our stockholders in the following ways:
Board Leadership Structure. Under our Corporate Governance Guidelines, our Board may appoint a Chairman of the Board in any manner that is in the best interests of UTI. In making leadership structure determinations, our Board considers many factors, including the specific characteristics and circumstances existing at that time, whether the role of Chairman should be separate from that of the Chief Executive Officer and, if the roles are separate, whether the Chairman should be selected from the independent directors or from management. Our Board believes that no single board leadership model is universally or permanently appropriate and periodically reviews the performance of the sitting Chairman to determine whether or not that selection should remain in effect.

Robert DeVincenzi
Non-Executive Chairman of the Board

Currently, Mr. DeVincenzi serves as non-executive Chairman of the Board. Our Board believes that the separation of the roles of Chairman and Chief Executive Officer provides more depth in UTI’s leadership and additional strategic support to our Chief Executive Officer.
In addition to his or her responsibilities as a director generally, the Chairman of the Board has primary responsibility for Board leadership and administration, with a focus on Board meeting leadership, strategy discussions, management performance, and accountability. The Chairman of the Board presides at all meetings of our Board and of the stockholders at which he or she is present. The Chairman of the Board performs other functions and responsibilities as set forth in our Corporate Governance Guidelines or as requested by our Board from time to time.

9

Our Corporate Governance Guidelines call for regular executive sessions of the non-management directors (those not employed by us). Our Board believes that these regular executive sessions outside of the presence and influence of management ensure that non-management directors have sufficient opportunity to fully and candidly discuss ideas and issues regarding UTI, management’s performance, and whether Board operations are satisfactory. The non-executive Chairman or the lead director, as applicable, leads and presides over these executive sessions and organizes and establishes the agenda for these sessions. If the non-executive Chairman or lead director, as applicable, is absent or such positions are vacant, the non-management directors will select from among them who will preside over any executive sessions. Mr. DeVincenzi, as non-executive Chairman of the Board, leads and presides over our Board’s executive sessions.
“Independent” Directors. Our Board has determined that each of Messrs. Brochick, DeVincenzi, Trammell, Slubowski, Shackleton, General Lennox, and Mses. Okinaka, Srere and Sanchez qualifies as “independent” in accordance with the published listing requirements of the NYSE. The NYSE’s independence definition includes a series of objective tests, such as that the director is not an employee of the listed company, has no material relationships with the listed company, and has not engaged in various types of business dealings with the listed company. An explanation of the independence standard used by our Board, which incorporates the NYSE independence definition, is set forth in our Corporate Governance Guidelines adopted by our Board and discussed elsewhere in this Proxy Statement. Our Board considers all relevant facts and circumstances in evaluating the independence of its members from management. Non-material business transactions conducted in the ordinary course of business are not determinative of the issue of independence. As required by NYSE rules and regulations, our Board has made an affirmative determination as to each independent director that no relationships exist which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and has affirmatively determined that each independent director meets the independence standard used by our Board. In making these determinations, our Board reviewed and discussed information provided by the directors and our management with regard to each director’s business and personal activities as they may relate to us and our management.
“Independence” for Audit Committee and Compensation Committee Members and “Audit Committee Financial Experts.” As required by NYSE rules and regulations, each member of the Audit Committee of our Board (our “Audit Committee”) qualifies as “independent” under special standards established by the Securities and Exchange Commission (“SEC”) for members of audit committees, and each member of the Compensation Committee of our Board (our “Compensation Committee”) qualifies as “independent” under special standards established by the NYSE for members of compensation committees. Our Audit Committee also includes at least one independent member whom our Board has determined meets the qualifications of an “audit committee financial expert” in accordance with SEC rules and regulations, including the requirement that such person satisfies the criteria for an “independent director.” Our Board has determined that each of Messrs. DeVincenzi and Trammell and Ms. Okinaka, each of whom serves on our Audit Committee, is an “audit committee financial expert.”
Board’s Role in Risk Oversight. Our Board oversees our risk management function and ensures that management develops sound business strategies. Our Board’s close involvement in setting our business strategy and objectives is integral to its assessment of ongoing business risks, determinations of appropriate levels of risk and how to effectively manage risk. In fulfilling this risk management responsibility, our Board regularly receives reports and/or presentations from applicable members of management and the committees of our Board. In particular, our Board continually evaluates risks relating to financial matters, legal, and regulatory issues, operational and strategic considerations and fraud, and addresses individual risks on a case-by-case basis with management, as necessary.

10

The Board of Directors

While our Board is ultimately responsible for oversight of the risk management process, our Board delegates responsibility for certain aspects of risk management to its committees, which are comprised solely of independent directors.

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Government Affairs and Public Policy Committee	Strategic Opportunities Committee

Our Audit Committee focuses on risks, controls, and procedures related to our financial statements, the financial reporting process, and accounting and legal matters, including information technology security and control, related party transactions and other conflicts of interest situations.

Our Compensation Committee evaluates the risks and rewards associated with our compensation philosophy and programs and reviews and approves compensation programs with features that incentivize performance through individual and corporate goals while discouraging risky behaviors.

Our Nominating and Corporate Governance Committee is responsible for overseeing our corporate governance and environmental, social and governance (“ESG”) practices, including our Code of Conduct and Corporate Governance Guidelines, director selection and nomination processes, and Board and committee evaluations.

Our Government Affairs and Public Policy Committee is responsible for identifying and developing recommendations and providing targeted tactical assistance with legislative, regulatory, governmental and public policy matters with potential to impact our strategic business goals.

Our Strategic Opportunities Committee analyzes and makes recommendations to the Board with respect to potential strategic opportunities involving our (a) entering into business combinations, acquisitions, mergers, dispositions, divestitures, joint ventures, and similar strategic transactions, (b) entering into agreements for the purchase, sale or lease of real property, (c) establishing additional campus locations and offerings, and (d) overseeing management’s development of a capital deployment framework.

Board Meetings
Our Board and its committees meet throughout the year on a set schedule, hold special meetings, and act by written consent from time to time, as appropriate. Our Board has delegated various responsibilities and authority to different Board committees, which regularly report on their activities and actions to the full Board. In addition, our Board has adopted Corporate Governance Guidelines that call for regular executive sessions of the non-management directors.
In fiscal 2025, our Board met six (6) times. Each of our directors attended more than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by all committees on which he or she served that were held during the 2025 fiscal year and that were held while such person was a director of the Company or a member of such committee.
Board Committees and Charters
Our Board has five (5) standing committees: Audit, Compensation, Nominating and Corporate Governance, Government Affairs and Public Policy, and Strategic Opportunities. Each member of our Audit, Compensation, Nominating and Corporate Governance, Government Affairs and Public Policy, and Strategic Opportunities Committees is an independent director in accordance with NYSE standards. Each of our Board committees has

11

a written charter approved by our Board. Copies of each charter are posted on our website at www.uti.edu under the “Investor Relations—Corporate Governance—Committee Charters” captions. We will provide copies of our Board committee charters upon request made in writing to us at our principal executive offices at 4225 E. Windrose Drive, Suite 200, Phoenix, Arizona 85032.

Audit Committee
Members	Independence(1)	Primary Responsibilities of the Committee
Kenneth R. Trammell (Chair)(2)	✔
•
Overseeing our accounting and financial reporting processes
•
Reviewing the reliability of our financial statements
•
Overseeing the effective evaluation and management of our financial risks;
•
Overseeing our compliance with laws and regulations; and
•
Maintaining the effective and efficient audit of our financial statements by a qualified registered public accounting firm.

George W. Brochick	✔
Robert T. DeVincenzi(2)	✔
Shannon Okinaka(2) Meetings Held in 2025: 11	✔

(1)
Each member of the Audit Committee is financially literate, knowledgeable and qualified to review financial statements, and meets the independence requirements of the NYSE, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company’s Corporate Governance Guidelines.

(2)	The Board has determined that Messrs. DeVincenzi and Trammell and Ms. Okinaka each qualify as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K.

Compensation Committee
Members	Independence(1)	Primary Responsibilities of the Committee
Michael A. Slubowski (Chair)	✔
•
Developing and maintaining a compensation policy and strategy that creates a direct relationship between pay levels and corporate performance and returns to stockholders;
•
Recommending compensation and benefit plans to our Board for approval;
•
Reviewing and approving annual corporate and personal goals and objectives to serve as the basis for the Chief Executive Officer’s compensation;
•
Evaluating the Chief Executive Officer’s performance in light of the goals and, based on such evaluation, determining the Chief Executive Officer’s compensation;
•
Determining the annual total compensation for NEOs (as defined below);
•
Approving the grants of equity-based incentives as permitted under our equity-based compensation plans;
•
Reviewing and recommending to our Board compensation for our non-management directors; and
•
Reviewing and recommending employment agreements, severance arrangements, and change-in-control plans that provide for benefits upon a change in control, or other provisions for our executive officers and directors, to our Board.

LTG (R) William J. Lennox, Jr.	✔
Linda J. Srere Meetings Held in 2025: 5	✔

(1)
Each member of the Compensation Committee meets the independence requirements of the NYSE and the Company’s Corporate Governance Guidelines and qualifies as a “non-employee director” under SEC Rule 16b-3.

12

Our Board has adopted a charter for our Compensation Committee that provides, among other things, that our Compensation Committee may, at its discretion, utilize consultants, counsel, or other advisers to assist our Compensation Committee in fulfilling its duties. Pursuant to its written charter, our Compensation Committee has the sole authority to retain, obtain the advice of or terminate any such consultant, counsel or other adviser, including sole authority to approve the fees and other retention terms. Our Compensation Committee has retained Pearl Meyer & Partners, LLC (“Pearl Meyer”), a national compensation consulting firm, to assist as independent compensation consultants. For additional information on the role of compensation consultants, please see “Compensation Discussion and Analysis— Role of Compensation Consultants,” which is included elsewhere in this Proxy Statement. Other than their review and analysis of officer and director compensation as discussed in this Proxy Statement, Pearl Meyer did not provide any additional services to us during the 2025 fiscal year.

Nominating and Corporate Governance Committee
Members	Independence(1)	Primary Responsibilities of the Committee
Linda J. Srere (Chair)	✔
•
Identifying individuals qualified to serve as directors of UTI;
•
Recommending qualified individuals for election to our Board at the annual meeting of stockholders;
•
Recommending to our Board those directors to serve on each of our Board committees;
•
Recommending a set of corporate governance guidelines to our Board;
•
Reviewing periodically our Corporate Governance Guidelines and identifying governance issues that should be considered by our Board;
•
Reviewing periodically our Board’s committee structure and operations and the working relationship between each committee and our Board;
•
Overseeing our ESG related efforts; and
•
Considering, discussing and recommending ways to improve our Board’s effectiveness.

George W. Brochick	✔
Robert T. DeVincenzi Meetings Held in 2025: 5	✔

(1)	Each member of the Nominating and Corporate Governance Committee meets the independence requirements of the NYSE and the Company’s Corporate Governance Guidelines.
Our Nominating and Corporate Governance Committee also reviews and makes recommendations to our Board regarding the size and the composition of our Board. In addition, our Nominating and Corporate Governance Committee will review and consider properly submitted stockholder recommendations on candidates for membership on our Board as described below. In evaluating such recommendations, our Nominating and Corporate Governance Committee will use the same review criteria discussed below under “Director Qualifications and Review of Director Nominees.” Any stockholder recommendations proposed for consideration by our Nominating and Corporate Governance Committee must include the candidate’s name, accompanied by relevant biographical information, and must be submitted in accordance with our Bylaws to the attention of our Secretary at Universal Technical Institute, Inc., 4225 E. Windrose Drive, Suite 200, Phoenix, Arizona 85032.

13

Government Affairs and Public Policy Committee
Members	Independence(1)	Primary Responsibilities of the Committee
LTG (R) William J. Lennox, Jr. (Chair)	✔
•
Identifying, evaluating and reviewing legislative, regulatory, governmental and public policy matters and trends that may impact our strategic business goals, activities and performance;
•
Evaluating and reviewing our strategic governmental affairs and public policy mission and objectives and developing recommendations to allow us to effectively achieve strategic business goals;
•
Providing tactical assistance to manage and to support our governmental affairs and public policy mission and objectives and achievement of strategic business goals; and
•
Reviewing the policies, practices and priorities of our political action committee.

George W. Brochick	✔
Loretta L. Sanchez Meetings Held in 2025: 5	✔

Strategic Opportunities Committee
Members	Independence(1)	Primary Responsibilities of the Committee
Robert T. DeVincenzi (Chair)	✔
•
Entering into business combinations, acquisitions, mergers, dispositions, divestitures, joint ventures, and similar strategic transactions;
•
Entering into agreements for the purchase, sale, or lease of real property;
•
Establishing additional campus locations and offerings; and
•
Overseeing management’s development of a capital deployment framework.

Kenneth R. Trammell	✔
Linda J. Srere Meetings Held in 2025: 13	✔

Director Qualifications and Review of Director Nominees
Our Nominating and Corporate Governance Committee makes recommendations to our Board regarding the size and composition of our Board. Our Nominating and Corporate Governance Committee reviews annually with our Board the composition of our Board as a whole and recommends, if necessary, measures to be taken so that our Board reflects the appropriate balance of knowledge, experience, skills, and expertise required for our Board, as a whole, and contains at least the minimum number of independent directors required by the NYSE and other applicable laws and regulations. Our Nominating and Corporate Governance Committee is responsible for ensuring the composition of our Board accurately reflects the needs of our business and, in accordance with the foregoing, proposing the addition of members and the necessary resignation of members for purposes of obtaining the appropriate members and skills.

14

In fulfilling its functions, our Nominating and Corporate Governance Committee seeks to identify Board candidates that represent a range of view, backgrounds, leadership role and business experiences. It also considers the extent to which a candidate would fill a present need on our Board. In selecting director nominees, our Board seeks to monitor the mix of specific experiences, qualifications, and skills of its members in order to assure that our Board, as a whole, has the necessary tools to perform its oversight function effectively in light of UTI’s business and structure, as highlighted in the following director qualifications matrix.

To fulfill its responsibility to recruit and recommend to the full Board nominees for election as directors, our Nominating and Corporate Governance Committee reviews the composition of our Board to determine the qualifications and areas of expertise needed to further enhance the composition of our Board and works to attract candidates with those qualifications. In evaluating a director candidate, our Nominating and Corporate Governance Committee considers factors that are in the best interests of the Company and its stockholders, including the knowledge, experience, and integrity of each candidate; the potential contribution of each candidate to the overall mix of backgrounds, experience, and competencies that our Board desires to have represented; each candidate’s ability to devote sufficient time and effort to his or her duties as a director; and any other criteria established by our Board and any core competencies or technical expertise necessary to staff committees of our Board. Director candidates must have a background and experience in areas important to our operations, such as business, education, healthcare, marketing, finance, government, or law, and should be individuals of high integrity and independence with substantial accomplishments. Our Nominating and Corporate Governance Committee does not assign specific weights to any particular criteria. Rather, our Board believes that the backgrounds and qualifications of the directors, considered as a group, should provide a composite mix of experience, knowledge, and abilities that will allow our Board to fulfill its responsibilities. In connection with each director nomination recommendation, our Nominating and Corporate Governance Committee considers the issue of continuing director tenure and whether our Board will be exposed to new ideas and viewpoints and will maintain willingness to critically examine the status quo.
In connection with director nominations, our Nominating and Corporate Governance Committee also considers each nominee’s ability to (i) assist with our business strategy, (ii) oversee our efforts in complying with the disclosure requirements of the SEC and the NYSE, (iii) assist in improving our internal controls and disclosure controls, and (iv) oversee our corporate governance and leadership structure.
Our Nominating and Corporate Governance Committee will consider nominees recommended by stockholders for election to our Board, provided the names of such nominees, accompanied by relevant biographical

15

information, are submitted in accordance with our Bylaws. Pursuant to our Bylaws, a stockholder may nominate a person for election to our Board by making timely notice in proper written form to our Secretary. To be timely, a stockholder’s notice must be delivered to or mailed to and received by our Secretary at the principal executive offices of the Company at 4225 E. Windrose Drive, Suite 200, Phoenix, Arizona 85032, not less than 90 days nor more than 120 days in advance of the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that (i) no annual meeting was held in the previous year, or (ii) the date of the annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, or (iii) in the event of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first. To be in proper written form, such stockholder’s notice to our Secretary shall set forth in writing (a) as to each person whom such stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including, without limitation, such person’s written consent to being named in the proxy statement as a nominee and to serving as director if elected, as well as (i) such person’s name, age, business address, and residence address, (ii) his or her principal occupation or employment, (iii) the class and number of shares of the Company that are beneficially owned by such person, (iv) a statement as to whether such person, if elected, intends to tender, promptly following such person’s failure to receive the required vote for re-election at the next meeting which such person would face re-election, an irrevocable resignation effective upon acceptance of such resignation by our Board, in accordance with our Corporate Governance Guidelines, and (v) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder; and (b) as to such stockholder (i) the name and address, as they appear on the Company’s books, of such stockholder and the beneficial owner, if any, on whose behalf the nomination is made, (ii) the class and number of shares of the Company which are beneficially owned by such stockholder and the beneficial owner, if any, on whose behalf the nomination is made, and any material interest of such stockholder and owner, and (iii) a description of any agreement, arrangement, or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice to our Secretary by, or on behalf of, the stockholder or any of its affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk, or benefit of share price changes for, or increase or decrease the voting power of the stockholder or any of its affiliates or associates with respect to shares of stock of the Company, and a representation that the stockholder will notify us in writing within five (5) business days after the record date for such meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting.
Board Attendance at Annual Stockholder Meetings
Although we do not have a formal policy regarding attendance by members of our Board at annual meetings of stockholders, we expect that our directors will participate in our meetings, absent a valid reason for not doing so. All of our directors then serving on our Board attended the 2025 annual meeting of stockholders.
Virtual Stockholder Meeting
We will conduct the Annual Meeting on March 12, 2026 as a “virtual meeting,” allowing our stockholders to join remotely from anywhere with an Internet connection or access to a telephone. Our virtual meeting platform empowers stockholders to submit questions to our Board and management team, who are then able to thoughtfully review and respond to those questions in an organized manner. Virtual stockholder meetings also offer other benefits. We avoid the time, effort, and elevated expenses of organizing physical meetings which historically have been attended by only a few stockholders; our stockholders who wish to attend our annual meeting do not need to incur travel and other costs to do so; and we reduce the environmental impact our annual meetings have by cutting transport and related carbon emissions, paper materials, and other negative impacts necessarily a part of a physical meeting. Our virtual meeting platform also allows us to better track attendance and more easily verify the identity of our stockholders. We believe these factors allow us to conduct our annual meetings in a manner that is more meaningful to us and our stockholders.

16

We remain very sensitive to concerns regarding virtual meetings generally from investor advisory groups and other stockholder rights advocates, who have suggested that virtual meetings may diminish stockholder voice or reduce accountability. Accordingly, we employ a virtual format that is designed to enhance, rather than constrain, stockholder access, participation, and communication. For example, the virtual format allows stockholders to communicate with us during the meeting so they can ask questions of our Board or management. During the question-and-answer session of the meeting, we will answer questions as time permits and at the discretion of our Chairman. The live webcast is available only to stockholders of record as of January 13, 2026. We believe the virtual format is beneficial and appropriate in the context of our broader direct outreach program and given our geographic location, which is far removed from the offices of our principal investors.
Communication with our Board
Stockholders and other interested parties may communicate with the Chairman of our Board, the directors as a group, the non-management directors as a group, or an individual director directly by submitting a letter addressed to the named individual, the committee, the group, or our Board as a whole c/o Christopher E. Kevane, Executive Vice President, Chief Legal Officer, at Universal Technical Institute, Inc., 4225 E. Windrose Drive, Suite 200, Phoenix, Arizona 85032.
Code of Conduct; Corporate Governance Guidelines
We have a Code of Conduct (including a Supplemental Code of Ethics for the Chief Executive Officer and Senior Financial Officers) (collectively, the “Code of Conduct”) that applies to all of our employees, including our principal executive officer, principal financial officer, and principal accounting officer. This Code of Conduct is posted on our website at www.uti.edu under the “Investor Relations—Corporate Governance—Code of Conduct” captions. We will provide a copy of the Code of Conduct upon request made by writing to us at our principal executive offices at 4225 E. Windrose Drive, Suite 200, Phoenix, Arizona 85032.
As indicated elsewhere in this Proxy Statement, our Board has adopted Corporate Governance Guidelines, which are posted on our website at www.uti.edu under the “Investor Relations—Corporate Governance—Board of Directors” captions. We will provide a copy of the Corporate Governance Guidelines upon request made by writing to us at our principal executive offices at 4225 E. Windrose Drive, Suite 200, Phoenix, Arizona 85032.
Family Relationships
There are no family relationships among any of our directors and executive officers, except that Mr. Sherrell E. Smith, our Executive Vice President, Chief Academic Officer, is married to Ms. Lori B. Smith, our Vice President, Business Intelligence.
Stockholder Authority to Amend Certificate of Incorporation and Bylaws
At our 2021 annual meeting of stockholders, a supermajority of our stockholders approved an amendment to our certificate of incorporation, and our Board subsequently approved a conforming amendment to our bylaws, that allows stockholders to amend the Company’s certificate of incorporation and bylaws, as applicable, upon the affirmative vote of the holders of fifty percent (50%) or more of the shares of the then outstanding voting stock of the Company entitled to vote generally in the election of directors, voting together as a single class, pursuant to a binding proposal submitted for approval at a duly called annual meeting or special meeting of stockholders.

17

Compensation of Non-Management Directors
The annual cash retainer for our non-management directors is $50,000. Each non-management director also receives an annual award under our Amended and Restated 2021 Equity Incentive Plan (the “2021 Plan”) of shares of common stock equal to approximately $125,000 on the date of grant. In addition, each non-management director also receives reimbursement for out-of-pocket expenses, including travel expenses on commercial flights or the equivalent cost of advance purchase first class commercial travel for non-management directors utilizing private aircraft. Upon election or appointment to our Board, our new non-management directors receive an award of shares of common stock equal to the annual award amount, pro-rated from the date of election or appointment.
In fiscal 2025, the non-executive Chairman of the Board received an additional annual cash retainer of $100,000. The lead director, if any, would receive an additional annual retainer of $20,000. The chairperson of our Nominating and Corporate Governance Committee received an additional annual cash retainer of $12,000, the chairperson of our Compensation Committee received an additional annual cash retainer of $15,000, the chairpersons of our Audit Committee, Government Affairs and Public Policy Committee, and Strategic Opportunities Committee each received an additional annual cash retainer of $25,000. The non-chairperson directors serving on our Compensation Committee and our Nominating and Corporate Governance Committee each received an additional annual cash retainer of $6,000. The non-chairperson directors serving on our Audit Committee and our Government Affairs and Public Policy Committee each received an additional annual cash retainer of $8,000. The non-chairperson directors serving on our Strategic Opportunities Committee each received an additional annual cash retainer of $15,000. No director received additional compensation for meeting attendance. Directors who are also officers do not receive any separate compensation for serving as directors.
Historically, our non-management directors were also eligible to participate in a nonqualified deferred compensation plan (our “Nonqualified Deferred Compensation Plan”), which has since been frozen. Under our Nonqualified Deferred Compensation Plan our directors were allowed to set aside a portion of their income for retirement on a pre-tax basis. A non-management director could defer up to 100% of cash Board compensation earned in the calendar year. Our Nonqualified Deferred Compensation Plan is more fully discussed in the “Compensation Discussion and Analysis” section included elsewhere in this Proxy Statement.

18

The following table sets forth a summary of the compensation we paid to our non-management directors in fiscal 2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
George W. Brochick	72,000	125,000	—	197,000
Loretta L. Sanchez	58,000	125,000	—	183,000
Robert T. DeVincenzi	189,000	125,000	—	314,000
LTG (R) William J. Lennox, Jr.	81,000	125,000	—	206,000
Shannon L. Okinaka	58,000	125,000	—	183,000
Christopher S. Shackelton(2)	50,000	—	125,000	175,000
Linda J. Srere	83,000	125,000	—	208,000
Kenneth R. Trammell	90,000	125,000	—	215,000
Michael Slubowski	65,000	125,000	—	185,500

(1)
Represents the aggregate grant date fair value of awards issued under the Amended and Restated 2021 Equity Incentive Plan computed in accordance with Accounting Standards Codification issued by the Financial Accounting Standards Board, Topic 718 (“ASC Topic 718”). The number of shares issued to each director was based on the value of the award ($100,000) divided by the closing price of our stock on February 27, 2025 of $27.79 per share (the date of grant), and the value of the award ($25,000) divided by the closing price of our stock on June 5, 2025 of $35.02 per share.

(2)
Pursuant to Coliseum Capital Management LLC’s (“CCM”) company policy, Mr. Shackelton may not personally benefit from compensation he receives for serving as a director of any company in which funds or accounts managed by CCM hold an equity interest. Mr. Shackelton has agreed that such compensation shall inure to the benefit of Coliseum Capital Partners, L.P. (“CCP”), an investment limited partnership of which Coliseum Capital, LLC (“CC”) is general partner and for which CCM serves as an investment advisor. Further, we have agreed with Mr. Shackelton to provide such compensation in cash to avoid the complexity and expense of unregistered equity issuances as well as to avoid potential accumulations of common stock by CCM and its affiliates.

Indemnification. We indemnify our directors and officers to the fullest extent permitted by law so that they will be free from undue concern about personal liability by reason of their service to us. We have also entered into indemnification agreements with our directors, contractually obligating us to provide this indemnification to them.

19

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has selected Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm to perform an integrated audit of our financial statements for the year ending September 30, 2026 and of our internal control over financial reporting as of September 30, 2026. In taking this action, our Audit Committee considered Deloitte’s independence with respect to the services to be performed and other factors that our Audit Committee and our Board believe are advisable and in the best interest of our stockholders. As a matter of good corporate governance, our Audit Committee has decided to submit its selection to our stockholders for ratification. In the event that our selection of Deloitte is not ratified by a majority vote of the shares of capital stock present or represented at the Annual Meeting, it will be considered as a direction to our Audit Committee to consider the selection of a different firm.
Audit Fees and Audit-Related Fees
As more fully described below, all services provided by Deloitte as our independent registered public accounting firm are pre-approved by our Audit Committee, including audit services, audit-related services, tax services and certain other services.
The following table sets forth the aggregate fees paid by us to Deloitte for professional services rendered in connection with the audit of our consolidated financial statements for fiscal 2025 and 2024:

	2025	2024
Audit Fees	$2,634,500	$2,734,600
Audit-Related Fees	—	—
Tax Fees	$265,190	286,925
All Other Fees	$1,895	1,895
Total	$2,901,585	$3,023,420

Our Audit Committee has determined that the provision of services to us described in the foregoing table was compatible with maintaining Deloitte’s independence. All (100%) of the services described in the foregoing table with respect to us and our subsidiaries were approved by our Audit Committee in conformity with our pre-approval policy (as described below).
•
Audit Fees. Audit fees for the fiscal years ended September 30, 2025 and 2024 related primarily to services rendered for the integrated audit of the consolidated financial statements and internal control over financial reporting included in our Annual Reports on Form 10-K and for the limited reviews of the financial information included in our Quarterly Reports on Form 10-Q. For the year ended September 30, 2024, audit fees also included fees related to other SEC filings or correspondence, including the filing of an S-8.

•	Audit-Related Fees. There were no audit-related fees for the fiscal years ended September 30, 2025 and 2024.
•
Tax Fees. Tax fees for the fiscal years ended September 30, 2025 and 2024 related primarily to income tax compliance services, including technical and tax advice related to the review of tax returns, acquisitions, and potential restructurings. Additionally, the fiscal year ended September 30, 2024 included tax fees for projects related to research and development credits and cost segregation analyses, and tax fees related to the conversion of our preferred stock.

•	All Other Fees. This amount also includes an annual subscription for access to Deloitte’s online database of accounting guidance issued by various standard-setting bodies in 2025 and 2024.

20

It is expected that representatives of Deloitte will be present at the Annual Meeting, will have the opportunity to make a statement if they desire and will be available to respond to any appropriate questions from stockholders.
Audit Committee Pre-Approval Procedures for Services Provided by our Independent Registered Public Accounting Firm
Pre-Approval of Audit Services. Our Audit Committee meets with representatives from Deloitte prior to the audit to review the planning and staffing of the audit and approve the services to be provided by Deloitte in connection with the audit.
Pre-Approval of Non-Audit Services. Our Audit Committee reviews and approves in advance the retention of Deloitte for any non-audit service that is not prohibited by the Sarbanes-Oxley Act of 2002 (“SOX”), provided, however, that:
(a) permitted non-audit services that account for less than $10,000 shall be deemed to be pre-approved, and
(b) as permitted by Section 302 of SOX, such pre-approval is waived and shall not be required with respect to non-audit services:
(i) that account, in the aggregate, for less than 5% of the total fees paid by us to our independent registered public accounting firm during the fiscal year in which such non-audit services are provided;
(ii) that we did not recognize as “non-audit” services at the time of the engagement; and
(iii) that are promptly brought to the attention of, and approved by, our Audit Committee before the completion of the audit (and such approval may be given by our Audit Committee or any member of our Audit Committee).
Our Audit Committee may delegate to any one of its members the authority to grant pre-approval of any permitted non-audit services that account for between $10,000 and $20,000 (and except as otherwise provided in a resolution of our Audit Committee adopted hereafter, our Audit Committee shall be deemed to have delegated such authority, such that any one member of our Audit Committee shall have the authority to grant pre-approval of any permitted non-audit services within such dollar limits). The pre-approval of any non-audit services pursuant to delegated authority or deemed approval shall be reported to our full Audit Committee at its next scheduled meeting. Approval of non-audit services to be performed by our independent registered public accounting firm pursuant to clause (b) above will be disclosed by us as required pursuant to Section 202 of SOX in the applicable reports filed with the SEC.
Board Recommendation

Our Board recommends that you vote “FOR” the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending September 30, 2026.

21

AUDIT COMMITTEE REPORT FOR THE YEAR ENDED SEPTEMBER 30, 2025
The Audit Committee operates under a written charter adopted by the Board that outlines its responsibilities and the practices it follows. The Audit Committee charter is available on the Company’s website at www.uti.edu under the “Investor Relations—Corporate Governance —Committee Charters” captions and is available in print to any stockholder who requests copies by contacting Christopher E. Kevane, Executive Vice President, Chief Legal Officer, at Universal Technical Institute, Inc., 4225 East Windrose Drive, Suite 200, Phoenix, Arizona 85032. The Audit Committee is currently composed of four independent directors who meet the independence and financial literacy requirements of the NYSE and additional, heightened independence criteria applicable to members of the Audit Committee under SEC and NYSE rules. The Board has designated each of Shannon Okinaka, Robert T. DeVincenzi and Kenneth R. Trammell as “audit committee financial experts.”
Primary Responsibilities of the Audit Committee
The Audit Committee represents and assists the Board in fulfilling its oversight responsibility relating to the integrity of the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function and the annual independent audit of the Company’s financial statements. The Audit Committee oversees the Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence, the performance of the Company’s internal audit function and the independent auditors, and the Company’s ethical compliance programs, including the Company’s Code of Conduct. The Audit Committee’s process includes meeting periodically with members of management and receiving reports on enterprise risk management, including management’s assessment of risk exposures (including risks related to liquidity, credit, operations and regulatory compliance, among others), and the processes in place to monitor and control such exposures. The Audit Committee receives and reviews quarterly reports on privacy and data security matters from UTI’s Information Technology Department. These reports include updates on UTI’s security assessments, security posture, audits and related enhancements.
During fiscal 2025, among other things, the Audit Committee:
•	Engaged Deloitte as our independent auditors;
•	Evaluated the tenure of the independent audit firm;
•	Met with the senior members of the Company’s financial management team at each regularly scheduled meeting;
•
Held separate private sessions, during its regularly scheduled meetings, with Deloitte and our internal audit team, at which candid discussions regarding financial management, legal, accounting, auditing, internal control and internal control audit issues took place;

•
Received periodic updates on management’s process to assess the adequacy of the Company’s system of internal control over financial reporting, the framework used to make the assessment and management’s conclusions on the effectiveness of the Company’s internal control over financial reporting;

•	Reviewed the Company’s internal audit plan and the performance of the Company’s internal audit function;
•
Reviewed with senior members of the Company’s financial management team, Deloitte, the overall audit scope and plans, the results of internal and external audits, evaluations by management and the independent auditors of the Company’s internal controls over financial reporting and the quality of the Company’s financial reporting;

•	Reviewed the Company’s cybersecurity practices; and
•
Reviewed with management and Deloitte significant risks and exposures identified by management and the overall adequacy and effectiveness of the Company’s legal, regulatory and ethical compliance programs, including the Company’s Code of Conduct and cybersecurity programs.

22

2025 Financial Statements
One of the Audit Committee’s primary responsibilities is to assist the Board in overseeing the Company’s management and independent registered public accounting firm in regard to the Company’s financial reporting and internal controls over financial reporting. In performing this oversight function, the Audit Committee relied upon advice and information received in its discussions with management and the independent registered public accounting firm.
In connection with its function to oversee and monitor the Company’s financial reporting process, the Audit Committee:
•
Met with management and the Company’s independent registered public accounting firm to review and discuss the Company’s annual and quarterly financial statements, including the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, any material changes in accounting policies used in preparing the financial statements prior to the filing of a report on Form 10-K or Form 10-Q with the SEC, and the items required to be discussed by AU Section 380, Communication with Audit Committees (“AU 380”), with respect to annual financial statements, and AU Section 722, Interim Financial Information, with respect to quarterly financial statements.

•
Met and held discussions with management and the independent registered public accounting firm regarding the fair and complete presentation of the Company’s financial statements, management’s assessment of the Company’s internal control over financial reporting and the significant accounting policies applied by management in the preparation of the Company’s financial statements, as well as any alternative accounting policies. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by AU 380.

•
Discussed with Deloitte, the Company’s independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 1301 (formerly Auditing Standard No. 61), Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”).

•
Received the written disclosures and the letter from Deloitte required by applicable requirements of the PCAOB regarding Deloitte’s communications with the Audit Committee concerning independence, discussed with Deloitte its independence from the Company and its management, considered whether Deloitte’s provision of permitted non-audit services to the Company is compatible with its independence, and concluded that Deloitte is independent from the Company and its management.

•
Discussed with Deloitte the overall scope and plans for its audit, and met with Deloitte, with and without management present, to discuss the results of its audit, the evaluation of the Company’s internal controls, the overall quality of the Company’s financial reporting and other matters required to be discussed by AU 380.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025, for filing with the SEC.
This report has been furnished by the members of the Audit Committee of the Board.
The Audit Committee:
Kenneth R. Trammell (Chair)
George W. Brochick
Robert T. DeVincenzi
Shannon Okinaka

23

PROPOSAL 3
ADVISORY VOTE TO APPROVE OUR NAMED EXECUTIVE OFFICER COMPENSATION
We are seeking an advisory vote from our stockholders to approve the compensation of our named executive officers (“NEOs”). This proposal, commonly known as a “Say on Pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our NEOs, and is provided as required pursuant to Section 14A of the Exchange Act. We currently submit a Say on Pay proposal to our stockholders every year.
Our executive compensation program is driven by our business environment, objectives and outcomes. Consequently, we evaluate the performance of our executive officers, including the NEOs, based on their management of the Company in the context of current business and economic conditions and our performance relative to our peers. Because the NEOs have broad policy-making authority, the Compensation Committee holds them responsible for our financial performance and for upholding our values in a competitive marketplace. We believe that, in this highly competitive market for top executive talent, it is critical that we provide our executive officers with incentives to excel, be internally and externally equitable and promote a culture of innovation and results-oriented service for our students and customers while, at the same time, not encouraging undue risk-taking.
We urge you to read the Compensation Discussion and Analysis section of this Proxy Statement and the tabular disclosure regarding Named Executive Officer compensation (together with the accompanying narrative).
Board Recommendation

Our Board believes that the compensation of our Named Executive Officers is appropriate and recommends that you vote “FOR” the following advisory resolution:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the SEC (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and any related material).”
The Board recommends that you indicate your support for the compensation policies and procedures for our NEOs, as outlined in the above resolution. Although the advisory vote is non-binding, the Compensation Committee and the Board will review the results of the vote, will consider any concerns of our stockholders’ as expressed through that vote and will take them into account in future determinations concerning our executive compensation program.

24

EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes our equity compensation plan information as of September 30, 2025. Information is included for both equity compensation plans approved by our stockholders and equity plans not approved by our stockholders.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by UTI stockholders	1,998,723	—	4,001,030
Equity compensation plans not approved by UTI stockholders	—	—	—
Totals	1,998,723	—	4,001,030

25

EXECUTIVE OFFICERS
The biographical information with respect to each of our executive officers as of the date of this Proxy Statement is set forth below, except Mr. Grant, our Chief Executive Officer. Mr. Grant also serves as a director on our Board and his biographical information is set forth above in the section titled “Proposal No. 1—Election of Directors— Continuing Directors.”

Name	Age	Position
Jerome Grant	62	Chief Executive Officer
Bruce Schuman	55	Executive Vice President, Chief Financial Officer
Sherrell Smith	62	Executive Vice President, Chief Academic Officer
Christopher Kevane	52	Executive Vice President, Chief Legal Officer
Todd Hitchcock	60	Executive Vice President, Chief Operating Officer
Christine Kline	47	Senior Vice President, Chief Accounting Officer
Carolyn Frank	53	Senior Vice President, Chief Human Resources Officer
Adrienne DeTray	50	Senior Vice President, Chief Information Officer
Tracy Lorenz	56	Senior Vice President, UTI Division President
Kevin Prehn	51	Senior Vice President, Concorde Division President

Bruce Schuman, age 55, has served as Chief Financial Officer since March 2025. Bruce brings over 30 years of experience in the technology sector to his executive leadership roles. Before joining UTI, Mr. Schuman most recently served as Chief Financial Officer for Vacasa, North America’s largest short-term rental property management and hospitality company. Before Vacasa, Mr. Schuman served as CFO of Kiavi (formerly LendingHome), one of the nation’s largest lenders to real estate investors. Mr. Schuman grew his career over 27 years at Intel Corporation, where he served in various finance leadership roles including most recently as Vice President and CFO of the Enterprise Data Center business and Intel Capital. Additionally, Mr. Schuman has served on the board of directors for Cirrus Secure since August 2021 and Urban Light since July 2017.
Sherrell Smith, age 62, has served as our Executive Vice President, Chief Academic Officer since May 2023. Prior to his current appointment as Chief Academic Officer, Mr. Smith had served the company in multiple leadership roles since 1986, including Executive Vice President of Campus Operations and Services; Executive Vice President of Admissions and Operations; Senior Vice President of Operations; and as a campus president. His past experience includes advising a private equity firm on acquisition opportunities in the education sector, and as Chief Executive Officer of the American Institute of Technology. Mr. Smith received a Bachelor of Science degree in Management from Arizona State University.
Christopher Kevane, age 52, has served as our Executive Vice President, Chief Legal Officer since October 2023, having previously served as our Senior Vice President, Chief Legal Officer since March 2020. Mr. Kevane has more than 20 years of legal and executive experience, representing both publicly traded and private equity-backed organizations. Prior to joining UTI, he was Chief Legal Officer for Centauri Health Solutions from January 2019 to January 2020, one of Inc. Magazine’s fastest growing private healthcare IT services companies. In addition, he has served as the senior legal officer for Rural/Metro Corporation, one of the nation’s largest publicly traded ambulance and fire protection services company. In 2012, Mr. Kevane represented Rural/Metro through its successful sale to Warburg Pincus, one of the world’s largest private equity firms. Prior to becoming general counsel, Mr. Kevane practiced law with the international law firm of Squire Patton Boggs, focusing on capital markets, mergers & acquisitions as well as corporate governance. Mr. Kevane received a Bachelor of Science degree in Finance from the W.P. Carey School of Business at Arizona State University and a Juris Doctor degree from the Sandra Day O’Connor School of Law at Arizona State University.
Todd Hitchcock, age 60, has served as our Executive Vice President, Chief Operating Officer since April 2025, having previously filled the role of Chief Strategy and Transformation Officer in the period from October 2023 to March 2025,

26

and prior to that, Senior Vice President, Chief Strategy and Transformation Officer since January 2020. In addition to leading the development of Corporate Strategy, Mr. Hitchcock also oversees the Transformation Office, Corporate Development, and Corporate Affairs. Mr. Hitchcock has more than 20 years of leadership experience in the education sector and as President of Red Leaf Advising, a higher education consulting company, he had been advising UTI for more than two years before formally joining the company in 2020. Prior to that, Mr. Hitchcock served as Chief Operating Officer of Pearson Embanet, as Senior Vice President for Pearson Learning Solutions, and as Vice President of Florida Virtual School’s Global Services division. He holds a Bachelor of Business Administration from the University of New Brunswick, a Bachelor of Education degree from the University of New Brunswick, and Academic Administration Credentials from the University of Toronto and York University. Mr. Hitchcock has served on the Board of Directors of both the United States Distance Learning Association (USDLA) and The International Association for K-12 Online Learning (iNACOL).
Christine Kline, age 47, has served as our Senior Vice President, Chief Accounting Officer since December 2023. Ms. Kline joined the company in February 2020, initially filling the position of Vice President, Corporate Controller, and also served the company as Interim Chief Financial Officer from September 2024 to March 2025. Prior to joining the Company, Ms. Kline served as the Director of Financial Reporting at Nuverra Environmental Solutions from July 2015 to February 2020, including as the Principal Accounting Officer from November 2019 through February 2020, and as the Director of Accounting and Reporting at PetSmart, Inc. from October 2007 to July 2015. Ms. Kline started her career with Deloitte & Touche LLP. Ms. Kline is a Certified Public Accountant. Ms. Kline earned a Bachelor of Science degree in Accounting and Finance from the University of Arizona.
Carolyn Frank, age 53, has served as our Senior Vice President, Chief Human Resources Officer since January 2024. She brings more than 25 years of experience in building and managing human resource organizations across industries. Most recently, she served as Chief Human Resources Officer and Executive Vice President at Finance of America (NYSE: FOA), a mortgage loan company, for 4 years, and as Chief Human Resources Officer and Senior Vice President at Guild Mortgage Company, a mortgage loan company, for 5 years. Ms. Frank is recognized as a national leader in her profession, having been honored as one of the Top 100 Women in Business by the National Women’s Conference in 2022, and as HR Executive of the Year by the San Diego HR Forum in 2018.
Adrienne DeTray, age 50, has served as our Senior Vice President and Chief Information Officer since March 2025. Ms. DeTray brings over 20 years of executive leadership in digital and AI transformation across the education and healthcare sectors. Prior to UTI, Ms. DeTray served as CIO at Adtalem Global Education, a publicly traded education company. She also held senior technology roles at CommonSpirit Health and Catholic Health Initiatives. She holds a Master of Business Administration from Washington State University and a Bachelor of Science in Nursing from Lewis-Clark State College.
Tracy Lorenz, age 56, has served as our Senior Vice President, UTI Division President since April 2023. Prior to joining UTI as Division President, Ms. Lorenz served as the President and Chief Executive Officer of Triumph Higher Education and held multiple leadership roles at Apollo Education Group, including as President of Western International University. She has a Bachelor of Science in Accounting and Business Management and a Master of Strategic Management, both from Indiana University - Kelley School of Business.
Kevin Prehn, age 51, has served as our Senior Vice President, Concorde Division President since 2023, after holding several leadership positions at the company including Chief Operating Officer. Prior to joining Concorde, Mr. Prehn served as Regional Vice President of Operations at Education Corporation of America; Regional Vice President of Operations at Kaplan Higher Education; and Regional Operations Manager at Score Educational Centers. He holds a Master of Business Administration from Purdue Global and a Bachelor of Arts in communication from University of California, San Diego.

27

COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis (“CD&A”) explains the executive compensation program for our NEOs listed below. Specifically, this CD&A provides an overview of our executive compensation philosophy, the overall objectives of our executive compensation program and each compensation component that we provide. In addition, we explain how and why our Compensation Committee arrived at the specific compensation decisions that it made for our executive officers for fiscal year 2025.
Executive Summary
2025 Named Executive Officers:

2025 NAMED EXECUTIVE OFFICERS	POSITION
Jerome Grant	Chief Executive Officer (“CEO”)
Bruce Schuman(1)	Executive Vice President and Chief Financial Officer
Sherrell Smith	Executive Vice President, Chief Academic Officer
Todd Hitchcock(2)	Executive Vice President, Chief Operating Officer
Christopher Kevane	Executive Vice President, Chief Legal Officer, General Counsel
Christine Kline(3)	Senior Vice President, Chief Accounting Officer
Troy Anderson(4)	Former Executive Vice President, Chief Financial Officer

(1)	Mr. Schuman was appointed to the role of Executive Vice President, Chief Financial Officer on March 17, 2025.
(2)	Mr. Hitchcock, was promoted to the role of Executive Vice President, Chief Operating Officer on March 31, 2025.
(3)	Ms. Kline served as interim Chief Financial Officer from October 11, 2024 until the appointment of Mr. Schuman on March 17, 2025 and is deemed to be a named executive officer for fiscal year 2025.
(4)	Mr. Anderson served as our Executive Vice President, Chief Financial Officer until his resignation on October 11, 2024, and is deemed to be a named executive officer for fiscal year 2025.
The discussion that follows will focus on our continuing NEOs.
Fiscal 2025 Business Highlights
Our revenues for the year ended September 30, 2025 were $835.6 million, an increase of $102.9 million, or 14.0%, from the prior year. UTI revenues increased by $55.4 million, or 11.4%. Concorde revenues increased by $47.5 million, or 19.3%. Both segment increases were primarily due to overall growth in full-time active students and new program expansions.
Our operating expenses for the year ended September 30, 2025 were $752.1 million, an 11.6% increase over the prior year. In fiscal 2025, we had operating income of $83.5 million, a 41.7% increase when compared to $58.9 million in the prior year. This increase in operating income was primarily driven by the increased revenues from the larger student population. Additionally, productivity improvements and proactive cost reductions have been a key part of our operating model for the past several years, and we continue to identify and execute on optimization opportunities throughout our operations in both segments.
Net income for the year ended September 30, 2025 was $63.0 million, a 50% increase when compared to $42.0 million in the prior year.

28

Acquisition and Optimization
Our business strategy has three key tenets: to grow the business by more deeply penetrating existing target markets and adding new markets; to diversify the business by adding new locations, programs, and offerings that maximize the lifetime value of our students; and to continually optimize the business by constantly enhancing operational efficiency.
During the year ended September 30, 2025, we executed the following as part of our growth, diversification and optimization strategy:
•	UTI announced Atlanta, Georgia as the location of the division’s next new campus (“UTI Atlanta”). Pending regulatory approvals, UTI Atlanta will open in 2026.
•
UTI announced the division’s second new campus will be in San Antonio, Texas (“UTI San Antonio”). This new campus, once open, will be the first skilled trades and energy education focused campus. Pending regulatory approvals, UTI San Antonio will open in 2026, bringing the total number of UTI campuses nationwide to 17.

•
UTI signed a new facility lease agreement for a major expansion of its Dallas, Texas campus, adding a new 30,000-square-foot facility expected to open in early 2026. The Dallas campus currently serves nearly 1,400 students. The expansion will accommodate approximately 1,000 additional students and introduce programs in Airframe and Powerplant; HVACR; and Electrical programs, pending all regulatory approvals.

•
Concorde signed a new facility lease agreement related to our partnership with Heartland Dental to construct a new co-branded campus in Fort Myers, Florida, which is expected to open in early fiscal 2026, pending regulatory approvals, and will bring the total number of Concorde campuses nationwide to 18.

•
UTI announced the expansion of its Manufacturer Specific Advanced Training program by adding Tesla’s START Collision Repair program. Tesla’s START program is an intensive training program that prepares individuals for successful careers at Tesla and began at the Long Beach, California campus in the third quarter of 2025.

•
UTI launched its HVACR program at each of the Sacramento, California, Orlando, Florida, Rancho Cucamonga, California, and Miramar, Florida campuses during 2025. The program covers topics such as air handling, AC and DC circuits, sheet metal ductwork, and troubleshooting. This program is now offered at UTI campuses in seven states.

•
UTI announced the expansion of its core automotive program to include new Battery Hybrid Electric Vehicle and Electric Vehicle (“EV”) courses with roll out completed during 2025 at the following campuses: Avondale, Arizona; Orlando, Florida; Bloomfield, New Jersey; Dallas, Texas; Austin, Texas; Houston, Texas; and Miramar, Florida. This expansion builds on existing EV training at UTI’s California campuses and covers topics such as high-voltage vehicle operation, electric vehicle components, diagnosis, and service.

•
UTI announced four new electrical programs. Several UTI campuses will begin offering Electrical, Electronics & Industrial Technology (EEIT); Electrical & Industrial Maintenance Technology (EIMT); Electrical, Robotics, and Automation Technology (ERAT); and Electrical & Wind Turbine Technology (EWTT), pending all regulatory approvals. The Exton, Pennsylvania and Mooresville, North Carolina campuses are the first campuses to begin teaching the EEIT program.

•
UTI partnered with FirstCall Mechanical, a leading provider of HVACR services to commercial and industrial sectors, in connection with its early employment program. As part of this partnership, students in the HVACR program at Mooresville, North Carolina; Orlando, Florida; and Austin, Texas can apply for roles at FirstCall Mechanical and start working while still in school.

•
UTI also partnered with Loftin Equipment Company for its early employment program. Offered at campuses in Houston, Dallas and Austin, Texas, and Avondale, Arizona, this program gives diesel technology students the opportunity to gain paid work experience while completing their education. Students enrolled in the industrial maintenance program in Houston, Texas are also eligible for this opportunity.

•
Concorde announced plans to relocate its Aurora, Colorado campus to Denver, Colorado to increase its campus footprint and expand student capacity to address the skilled workforce gap. Pending receipt of

29

regulatory approvals, the new 60,000-square-foot facility will offer expanded programs and enhanced simulation and dental hygiene clinic spaces to support student learning and community engagement. Construction is underway, with opening planned for 2026.
•
Concorde began expanding access to its respiratory therapy programs to address the rising national demand for such therapists. Eight campuses have received programmatic approval to increase enrollment, with one pending. Concorde is also growing its hospital partnership model, which now includes partnerships with 20 hospital systems across 11 states.

In addition, we continue to pursue other opportunities that align with our growth, diversification and optimization strategy.
Key Elements of 2025 Compensation
The primary elements of “target total direct compensation” for our NEOs during fiscal 2025 consisted of base salary, annual cash incentive awards and long-term equity incentive compensation.
Each of these elements is an important component of our executive compensation program because they help to attract and retain talent, tie the interests of our executives to the interests of our stockholders and reward contributions to our long-term success and the achievement of our mission and key business strategies. The following table presents a general overview of our 2025 executive compensation program, all of which is further discussed below.

2025
Compensation Element	Form	Compensation Committee Decisions
Base Salary	Cash	Messrs. Grant, Hitchcock, and Kevane and Ms. Kline received base salary increases for fiscal 2025.
Annual Incentive Awards	Cash	Based on performance results, our Compensation Committee approved and paid annual cash incentive awards for fiscal 2025 equal to 121% of target.
Long-Term Incentive Compensation	Equity
Our Compensation Committee granted the standard long-term incentive awards (“FY 2025 grants”) consisting of 50% performance-based units (“PSUs”) and 50% time-based restricted stock units (“RSUs”) in December 2024.

CEO Compensation at a Glance
We believe that the success of our business and resulting value creation for our stockholders is largely dependent on a stable management team led by an individual with the vision to provide long-term strategic leadership. Accordingly, our Compensation Committee seeks to design the compensation package of our CEO around this principle while, at the same time, ensuring that we achieve our overall compensation objectives, including rewarding sustainable growth as reflected by our financial performance and favorable student outcomes, effective cost management and consistent operational excellence. For fiscal 2025, the compensation package for our CEO:
•	Provided for eligibility to earn annual cash incentive awards based on the achievement of specific performance goals for the fiscal year under our 2025 Management Incentive Plan; and
•
Reinforced the alignment of our CEO’s interests with those of our stockholders by linking his long-term incentive compensation opportunity to the creation of stockholder value through the grant of long-term incentive awards using a mix of time-based RSUs and performance-based PSUs. For further details on our long-term incentive plan, see “Compensation Elements—Long-Term Compensation” below.

30

Say on Pay Votes
At our 2025 annual meeting our 2025 Say on Pay proposal received overwhelming support, achieving 97.9% approval, excluding abstentions. Our Compensation Committee considers the results of our Say on Pay votes, together with the other factors discussed in this CD&A, as it considers appropriate when it reviews and modifies our compensation program and the compensation packages provided to our NEOs.
2025 Executive Compensation Policies and Practices
We endeavor to maintain sound compensation policies and practices. Our Compensation Committee evaluates our executive compensation program on an ongoing basis to ensure that it is consistent with our short-term and long-term goals given the dynamic nature of our business and the market in which we compete for executive talent. The following policies and practices were in effect during fiscal 2025:

What We Do	How We Do It
We Place a Heavy Emphasis on Variable (“at-risk”) Compensation	We have a substantial majority of executive pay at risk, based on a mix of financial and stock price performance.
We Place a Cap on Annual Cash Incentive Award Compensation
Our annual cash incentive plan provides for a maximum bonus opportunity for achieving superior results of 150% of each individual’s target bonus opportunity, while failure to achieve threshold performance levels on bonus metrics results in a bonus opportunity of 0%.

We Impose a “Clawback Policy”
We have adopted a clawback policy in compliance with the New York Stock Exchange’s listing rules under which we can recover incentive compensation paid to covered individuals in cases where we have to prepare an accounting restatement or correct a financial metric and where the covered individuals received the payment of incentive compensation greater than what should have been paid based on the restated financial results or corrected metric.

We Compel Stock Ownership	Each of our executives is expected to own shares of our common stock with a value ranging from two to four times such executive’s base salary, depending on position.
We Utilize an Independent Compensation Consulting Firm	The Compensation Committee utilizes Pearl Meyer, an independent compensation consulting firm, to assist the Committee in determining NEO compensation.
We Conduct Annual Risk Assessments
Our Board oversees our risk management function and ensures that management develops sound business strategies. Our Board’s close involvement in setting our business strategy and objectives is integral to its assessment of ongoing business risks, and determinations of appropriate levels of risk and how to effectively manage such risk.

We Don’t Offer Significant Perquisites	We provide limited perquisites to certain of our executive officers, including our NEOs, including Company-paid premiums for life and disability

31

What We Do	How We Do It

insurance, a supplemental executive disability benefit, accidental death and dismemberment coverage, executive physicals and additional term- life insurance. Our Compensation Committee believes that the perquisites levels provided to our executive officers are less than those provided by comparable companies.

We Don’t Offer “Single Trigger” Change-in-Control Cash Payments
For those NEOs who have employment agreements, the agreements provide that in the case of a “change of control” the NEO only receives severance payments in connection with a termination of their employment.

We Don’t Provide Tax Gross-Ups	We do not provide our NEOs with tax gross-up payments in connection with a change of control.
We Don’t Permit Hedging
We prohibit our directors and employees, including our NEOs, from engaging in short sales, transactions in derivative securities (including put and call options), or other forms of hedging and monetization transactions with respect to our stock, such as zero-cost collars, equity swaps, exchange funds, and forward sale contracts, that allow a holder to limit or eliminate the risk of a decrease in the value of our securities.

We Don’t Offer Special Retirement Plans Exclusively for Executive Officers	We maintain a defined contribution plan, intended to qualify under Section 401(k) of the Code, which is generally available to all employees, including NEOs, to assist them in saving for retirement.

What Guides Our Program
Executive Compensation Philosophy and Objectives
Our executive compensation program is driven by our business environment, objectives, and outcomes. Consequently, we evaluate the performance of our executive officers, including our NEOs, based on their management performance in the context of current business and economic conditions and our performance relative to our peers. Because our NEOs have broad policy-making authority, our Compensation Committee holds them responsible for our financial performance and for upholding our values in a competitive marketplace.
In this highly competitive market for top executive talent, we generally believe that it is important to provide our executive officers with incentives that align with the interests of our stockholders, are internally and externally equitable, promote a culture of innovation and results-oriented service for our students and customers, and discourage undue risk-taking. We also believe an effective executive compensation program rewards the achievement of short-term, long-term and strategic objectives that are closely aligned with the soundness of our business and the interests of our stockholders and encourages appropriate decision-making regarding the long-term value of our business.
Therefore, we generally believe that a meaningful portion of each executive officer’s target total direct compensation opportunity should be “at-risk” and earned only if his or her performance benefits the interests of our stockholders.

32

Key Elements of Compensation
Our key elements of our compensation program reflect our overall compensation:

BASE SALARY	ANNUAL CASH INCENTIVE AWARD	LONG-TERM INCENTIVE AWARD
PURPOSE	PURPOSE	PURPOSE
Provides a competitive rate relative to comparable positions at similar organizations and enables us to attract and retain critical executive talent.	Rewards individuals for performance if they attain pre-established financial and strategic targets that are set by our Compensation Committee at the beginning of the year.	Promotes a balanced focus on driving performance, retaining talent, and aligning the interests of our executives with those of our stockholders.

Compensation Mix
Our executive compensation program is designed around the concept of total direct compensation—that is, the combination of base salary, annual incentive awards and long-term incentive compensation. In setting the appropriate level of target total direct compensation, our Compensation Committee seeks to set each compensation element at a level that is competitive with our peers and that will attract and motivate top talent, while maintaining overall compensation levels that align with our stockholders’ interests and our executive officers’ core objectives and responsibilities. As illustrated below, the majority of our CEO’s and other NEOs’ total direct compensation opportunity is at-risk, with the at-risk elements consisting of an annual cash incentive bonus and RSU and PSU awards. The graphs below depict the mix of total target direct compensation for our CEO and our other NEOs (excluding our former CFO, Troy Anderson) for fiscal 2025.

33

Decision-Making Process Regarding Executive Compensation
Role of Compensation Committee. Our Compensation Committee is responsible for overseeing the design and operation of our executive compensation program. In fulfilling this responsibility, our Compensation Committee formulates recommendations for the target total direct compensation, and each individual element of compensation, for our executive officers, including our NEOs, for our Board’s consideration and approval.
In developing these recommendations, our Compensation Committee evaluates our financial and operational performance and conducts a performance review of our CEO, taking into consideration our short-term and long-term goals and objectives. Our Compensation Committee also considers the annual performance reviews of our other executive officers, as conducted by our CEO, as a significant factor in developing the compensation recommendations for these individuals.
With the assistance of a compensation consultant, our Compensation Committee also conducts an annual assessment of the competitiveness of our executive compensation program, including a review of the compensation mix to ensure appropriate pay leverage is maintained in the overall compensation package and in equity-based incentives that emphasize the creation of long-term stockholder value.
In the Fall of 2024, our Compensation Committee conducted its annual review of compensation for fiscal 2025, examining the base salary, annual cash incentive award opportunity and long-term incentive compensation opportunity of each executive officer, including each NEO.
Role of Executive Officers. Our CEO makes recommendations to our Compensation Committee as to the base salaries, target annual cash incentive award opportunities and long-term incentive compensation opportunities of our executive officers, including our other NEOs. These recommendations are based on an analysis of relevant market data (derived from a review of peer company and survey data), as well as our CEO’s evaluation of each executive officer’s performance.
Role of Compensation Consultants. Our Compensation Committee engaged Pearl Meyer, its independent compensation consultant, during fiscal 2025, to assist it in fulfilling its responsibilities and duties. Pearl Meyer was engaged to provide advisory services, including a periodic review of our executive compensation philosophy; executive compensation levels and “pay-for-performance” linkage; executive cash and broad-based equity incentive program design; executive officer employment and other agreements; director remuneration; regulatory and proxy advisory updates regarding compensation matters; review of our proxy statement; and other ad hoc support.
Pearl Meyer serves at the direction of, and reports directly to, our Compensation Committee. A representative of Pearl Meyer attends all Compensation Committee meetings. Pearl Meyer does not perform any other services for us unless directed to do so by our Compensation Committee. Other than the work described above, there are no other material relationships between Pearl Meyer and us, our executive officers or members of our Board.
Our Compensation Committee has analyzed whether the work performed by Pearl Meyer as a compensation consultant has raised any conflicts of interest, taking into consideration the factors as set forth in the listing standards of the NYSE. Based upon its analysis, our Compensation Committee has determined that the work performed by Pearl Meyer has not created any conflicts of interest.
The Role of Competitive Positioning. To evaluate the competitiveness of our executive compensation program, our Compensation Committee generally compares each compensation element, as well as the total direct compensation of our executive officers, including our NEOs, against the compensation practices of a group of peer companies. In selecting the peer group companies, our Compensation Committee focuses on companies that operate in the education services industry, or other education-related or counter-cyclical industries, headquartered in the United States and traded on a major U.S. stock exchange and that have revenue, market capitalization, assets and headcount within a reasonable range of UTI.

34

The 2025 current compensation peer group consists of the following companies:

Compensation Peer Group
Adtalem Global Education, Inc.	Laureate Education, Inc.
American Public Education, Inc.	Lincoln Educational Services Corp.
Chegg, Inc.	Perdoceo Education Corp.
Coursera, Inc.	Strategic Education, Inc.
Grand Canyon Education, Inc.(1)	Udemy, Inc.

(1)	The current peer group was updated from the prior peer group to include Grand Canyon Education, Inc. as a relevant comparator.
In addition to compensation peer group data, we also review compensation plan designs of other education services companies and compile and analyze job-specific compensation survey data prepared from general industry organizations for companies with similar revenue levels. For fiscal 2025, the compensation surveys included Equilar, Pay Factors, Pearl Meyer and Willis Towers Watson survey databases. The data drawn from these surveys is combined with the data derived from the companies in the compensation peer group to create a set of composite comparison data (the “Competitive Market Data”).
Our Compensation Committee and the independent members of our Board use the Competitive Market Data as a guide when making decisions about target total direct compensation, as well as individual elements of compensation, for our executive officers, including our NEOs. Generally, using the data from the 50th percentile of target total direct compensation as a reference point, our Compensation Committee formulates recommendations for each individual element of compensation for each executive officer.
We compare the positioning of our employee benefits annually using national healthcare surveys. Retirement benefits are evaluated annually against general industry standards, using data from our plan administrators (Fidelity and Newport Group). Typically, we target the median of this data to maintain competitive levels with respect to each of our employee benefits programs.
2025 Executive Compensation Program Decisions in Detail
Base Salary
Each year, our Compensation Committee reviews the base salaries of our executive officers, including our NEOs, using the process described above. In making base salary adjustment recommendations, our Compensation Committee considers our current business environment, the Competitive Market Data and each executive officer’s past performance, anticipated future contributions, role, responsibilities, skills and experience, and, with respect to the NEOs other than our CEO, the recommendations of our CEO. For fiscal 2025, Messrs. Grant, Hitchcock, and Kevane and Ms. Kline received merit-based salary increases of 15.4%, 25.0%, 7.5%, and 3.7% respectively, as set forth in the table below.

	Fiscal 2024 Base Salary	Fiscal 2025 Base Salary	Change %
Jerome A. Grant	$650,000	$750,000	15.4%
Bruce Schuman(1)	—	$475,000	—
Sherrell E. Smith	$408,000	$408,000	0.0%
Todd A. Hitchcock(2)	$400,000	$500,000	25.0%
Christopher E. Kevane	$400,000	$430,000	7.5%
Christine C. Kline(3)	$270,000	$280,000	3.7%
Troy R. Anderson(4)	$450,000	$450,000	—

35

(1)	Mr. Schuman’s base salary for fiscal year 2025 was set at the time of his appointment as Executive Vice President, Chief Financial Officer on March 17, 2025.
(2)	Mr. Hitchcock was promoted to the role of Executive Vice President, Chief Operating Officer on March 31, 2025.
(3)	In addition to her base salary, Ms. Kline received an additional $15,000 per month for her service as the interim Chief Financial Officer from September 2024 through March 2025.
(4)
Mr. Anderson, who served as Executive Vice President, Chief Financial Officer throughout our fiscal year ended September 30, 2024, resigned from all offices and positions that he held with the Company and its subsidiaries, effective as of October 11, 2024.

Our NEOs’ base salaries for fiscal 2025 are included in “Executive Compensation—Fiscal 2025 Summary Compensation Table” below.
2025 Annual Management Incentive Plan (“MIP”) Design
Our annual cash incentive compensation supports our Compensation Committee’s pay-for-performance philosophy and aligns individual payouts with the goals set forth in our annual operating plan. Under the MIP, executives are eligible for cash incentive awards based on our attainment of performance goals established by our Compensation Committee and our Board as part of our annual operating and strategic planning process. For fiscal 2025, the MIP was designed to provide eligible participants, including our NEOs, target cash incentive payouts, contingent on expected individual performance, if we achieved targeted goals. The MIP provides that a maximum annual cash incentive opportunity of 150% of everyone’s target could be achieved for achieving superior results, with a minimum annual cash incentive opportunity of 25% at threshold and 0% for achievement below the threshold performance level. Final payout results will factor in these aforementioned performance results and our actual fiscal year earnings.
Target Cash Incentive Award Opportunities under the MIP
When establishing the target annual cash incentive award opportunities for our NEOs for fiscal 2025, our Compensation Committee considered (i) the desired target total cash compensation opportunity and target total direct compensation opportunity that it believed were reasonable and appropriate for each executive officer, (ii) each executive officer’s prior annual cash incentive awards, (iii) our current business environment, (iv) the Competitive Market Data, and (v) each executive officer’s past performance, anticipated future contributions, role, responsibilities, skills and experience. Based on the foregoing analysis, our Compensation Committee recommended, and the independent members of our Board approved, the following target annual cash incentive award opportunities for our NEOs for fiscal 2025.

Name	2024 Target Annual Cash Incentive Opportunity (% of Salary)	2025 Target Annual Cash Incentive Opportunity (% of Salary)
Jerome Grant	100%	100%
Bruce Schuman	—	65%
Sherrell Smith	65%	65%
Todd Hitchcock	65%	65%
Christopher Kevane	65%	65%
Christine C. Kline(1)	45%	59.3%
Troy R. Anderson(2)	65%	N/A

(1)
Kline’s 2025 target temporarily increased from 50% to 65% from September 2024 through March 2025 to reflect her service as interim Chief Financial Officer. As a result of her 6 months of increased compensation and target value, Ms. Kline received a blended average of approximately 59.3% target annual cash incentive opportunity.

(2)
Mr. Anderson, who served as Executive Vice President, Chief Financial Officer throughout our fiscal year ended September 30, 2024, resigned from all offices and positions that he held with the Company and its subsidiaries, effective as of October 11, 2024.

36

Name	2025 Base Salary		2025 Target Annual Cash Incentive Opportunity (% of Base Salary)		2025 Target Annual Cash Incentive Opportunity ($ Target)
Jerome Grant	$750,000	x	100%	=	$750,000
Bruce Schuman	$475,000	x	65%	=	$308,750
Sherrell Smith	$408,000	x	65%	=	$265,200
Todd Hitchcock	$500,000	x	65%	=	$325,000
Christopher Kevane	$430,000	x	65%	=	$279,500
Christine C. Kline(1)	$280,000	x	59.3%	=	$217,750
Troy R. Anderson(2)	$450,000	x	N/A	=	N/A

(1)
Ms. Kline’s 2025 target annual cash incentive opportunity was calculated on Ms. Kline’s actual earnings for 2025, which includes the $15,000 per month that Ms. Kline received for her service as the interim Chief Financial Officer in addition to her $280,000 base salary. Ms. Kline’s 2025 target temporarily increased from 50% to 65% from September 2024 through March 2025 to reflect her service as interim Chief Financial Officer. As a result of her 6 months of increased compensation and target value, Ms. Kline received a blended average of approximately 59.3% target annual cash incentive opportunity.

(2)
Mr. Anderson, who served as Executive Vice President, Chief Financial Officer throughout our fiscal year ended September 30, 2024, resigned from all offices and positions that he held with the Company and its subsidiaries, effective as of October 11, 2024 and was not eligible for an annual incentive for fiscal year 2025.

Corporate Performance Measures
The annual cash incentive awards of our NEOs were based on our financial performance as measured by our “Post-Bonus Adjusted EBITDA” achieved during fiscal 2025. We define “Post-Bonus Adjusted EBITDA” as our Adjusted EBITDA for the year ended September 30, 2025, less the bonus expense recorded in both educational services and facilities and selling, general and administrative expenses during the year ended September 30, 2025. For 2025, we defined Adjusted EBITDA for purposes of calculating the annual cash incentive awards in a manner consistent with the definition we use when reporting our financial results. See Exhibit 99.1 to our Current Report on Form 8-K, filed with the SEC on November 19, 2025. Post-Bonus Adjusted EBITDA may be further adjusted by our Compensation Committee, in its discretion, for final budget modifications, acquisitions and divestitures, unplanned restructuring costs, regulatory and accounting changes, and unusual or extraordinary events which result in a significant impact to the goals. Our Compensation Committee recommended, and the independent members of our Board selected, Post-Bonus Adjusted EBITDA as the performance measure for the annual cash incentive awards because it believed that it effectively captured our need to reward performance and contain costs during fiscal 2025. The fiscal 2025 goals are captured in the table below, with payout calculations determined by interpolation between Threshold, Target and Maximum:

Goals	Payout Percentage	2025 Post-Bonus Adjusted EBITDA ($K)
Threshold	25%	$115,620
Target	100%	$123,000
Maximum	150%	$127,920

37

Actual Annual Cash Incentive Awards
For the year ended September 30, 2025, we achieved actual Post-Bonus Adjusted EBITDA of $126.5 million. In addition, all NEOs met their expected individual performance goals. Accordingly, our Compensation Committee awarded annual cash incentive awards to our NEOs equal to 121% of target to our NEOs. The amounts of these bonuses earned by our NEOs are shown in the table below and reflected in “Executive Compensation—Fiscal 2025 Summary Compensation Table”.

Name	FY2025 Actual Earnings(1)		2025 Target Annual Cash Incentive Opportunity (% of Base Salary)		% of Target Achieved		2025 Target Actual Annual Cash Achieved
Jerome Grant	$723,077	x	100%	x	121%	=	$874,923
Bruce Schuman(2)	$475,000	x	65%	x	121%	=	$373,588
Sherrell Smith	$408,000	x	65%	x	121%	=	$320,892
Todd A. Hitchcock	$473,077	x	65%	x	121%	=	$372,075
Christopher Kevane	$421,923	x	65%	x	121%	=	$331,843
Christine Kline(3)	$367,308	x	59.3%	x	121%	=	$263,477
Troy R. Anderson(4)	$25,962	x	N/A	x	N/A	=	$0

(1)	Figures reflect actual fiscal 2025 earnings based upon proration of pay by month factoring in target compensation increases effective in January 2025.
(2)	Mr. Schuman started with the company on March 17, 2025. Pursuant to the terms of his offer letter, his fiscal 2025 annual cash incentive would be based upon his full year salary.
(3)
Due to Ms. Kline’s service as interim Chief Financial Officer from September 2024 through March 2025, her annual cash incentive target for the first half of the year was 65%, while her second half target was set at 50%. The resulting blended target was approximately 59.3%.

(4)
Mr. Anderson, who served as Executive Vice President and Chief Financial Officer throughout our fiscal year ended September 30, 2024, resigned all offices and positions that he held with the Company and its subsidiaries, effective as of October 11, 2024 and was not eligible to receive a cash incentive for fiscal year 2025.

Long-Term Incentive Compensation
Our long-term incentive compensation is designed to promote a balanced focus on driving performance, retaining talent, and aligning the interests of our NEOs with those of our stockholders. Awards are expressed in dollars and anticipated to be granted annually. For fiscal 2025, the annual long-term incentive compensation awards included a mix of 50% time-based RSUs units and 50% performance-based PSUs.
The PSU awards are “at-risk” performance-based compensation that encourages and rewards long-term performance based on a three-year performance period. The PSUs vest in part based on achieving stated revenue targets in the final year of the performance period weighted at 60% and in part based on achieving stated Adjusted EBITDA targets in the final year of the performance period weighted at 40%. We define Adjusted EBITDA for purposes of calculating the achievement of the Adjusted EBITDA metric of the PSUs in a manner consistent with the definition we use when reporting our financial results. See Exhibit 99.1 to our Current Report on Form 8-K, filed with the SEC on November 19, 2025. In addition, the number of shares underlying the PSUs for the fiscal 2023 awards earned were subject to a modifier based on a compound annual total shareholder return (“TSR”) of our stock (the “TSR Modifier”). TSR is calculated as the compounded annual growth rate, expressed as a percentage (rounded to the nearest tenth of a percent), in the value per share of common stock during the performance period due to the appreciation in the price per share of common stock and dividends (excluding preferred stock dividends) paid to a stockholder of record with respect to one share of common stock during the performance period, assuming dividends, if any, are reinvested on the ex-dividend date during the performance period. For purposes of this calculation, the change in the price of the Company’s common stock is based upon the 30-trading day average closing stock price (i) ending on and including the grant date, and (ii) ending on and including the last day of the Performance Period. To the extent actual performance falls between two performance goal levels, linear interpolation is applied.

38

The RSU awards are also “at-risk” due to the potential fluctuation in the value of the underlying shares of stock, and vest annually in three equal installments, subject to continued service through the applicable vesting dates. In determining the size of these awards, our Compensation Committee considers our current business environment and current fiscal concerns as well as the compensation philosophy toward alignment of our NEOs with our stockholders’ interests. Equity award levels vary among participants based on their positions within Corporate and our divisions.
Fiscal Year 2023 Equity Grants
In December 2022, our Compensation Committee recommended and unanimously approved the “FY 2023 Grants” which included both RSU and PSU awards. When making the 2023 PSU grants, the Compensation Committee elected to use revenue and Adjusted EBTIDA as the relevant financial metrics, with Adjusted EBITDA replacing the operating income metric that had been used in prior PSU grants.
The FY 2023 Grants included a mix of 50% RSUs and 50% PSUs. Additionally, NEOs and other members of senior management who received a PSU grant in fiscal 2020 received a final replacement grant of RSUs in fiscal 2023 (the “2023 Special Grants”). The RSUs vest annually in three equal installments, subject to continued service through the applicable vesting dates, with the final annual tranche of the 2023 RSUs vesting in December 2025. The fiscal 2023 PSU awards were based on a three-year financial performance period ending on September 30, 2025, with the number of units earned to be based on achieving stated revenue and Adjusted EBITDA targets, weighted at 60% and 40% respectively, during the fiscal year ended September 30, 2025. In addition, the number of units that may be earned pursuant to achievement of the financial metrics was subject to a TSR Modifier. The maximum number of shares underlying the 2023 PSUs that could be earned with respect to the FY 2023 Grants was 187.5% of the target award.
The number of shares underlying the 2023 PSU awards and the target award values were as follows:

Name(1)	Number of Shares of Common Stock Underlying PSU Award	Target Award Value
Jerome Grant	104,457	$750,000
Sherrell Smith	24,373	$175,000
Todd Hitchcock	20,891	$150,000
Christopher Kevane	20,891	$150,000
Christine C. Kline	3,134	$22,500
Troy R. Anderson(2)	45,265	$325,000

(1)	Mr. Schuman did not receive a grant in Fiscal Year 2023 as he was not employed by the Company until March 17, 2025.
(2)
Mr. Anderson, who served as Executive Vice President, Chief Financial Officer throughout our fiscal year ended September 30, 2024, resigned from all offices and positions that he held with the Company and its subsidiaries, effective as of October 11, 2024 and as a result forfeited all future vesting.

The number of shares underlying the 2023 RSU awards and the 2023 Special Grants and the target award values were as follows:

Name(1)	Number of Shares of Common Stock Underlying RSU Award	Target Award Value
Jerome Grant	139,523	$1,001,772
Sherrell Smith	32,490	$233,281
Todd Hitchcock	26,087	$187,302
Christopher Kevane	25,381	$182,232
Christine C. Kline	4,162	$29,886
Troy R. Anderson(2)	59,064	$325,000

(1)	Mr. Schuman did not receive a grant in Fiscal Year 2023 as he was not employed by the Company until March 17, 2025.
(2)
Mr. Anderson, who served as Executive Vice President, Chief Financial Officer throughout our fiscal year ended September 30, 2024, resigned from all offices and positions that he held with the Company and its subsidiaries, effective as of October 11, 2024 and as a result forfeited all future vesting.

39

The pay and performance scale for the 2023 PSUs was as follows, with actual award levels determined by interpolation between Threshold, Target and Maximum:

	Performance Scale—2023 PSUs
Measures	FY25 Revenue ($MM)	Payout (as a % of Target)	FY25 Adjusted EBITDA ($MM)	Payout (as a % of Target)
Below Threshold	≤$675.0	0%	≤$80.0	0%
Threshold	$675.0	50%	$80.0	50%
Target	$750.0	100%	$100.0	100%
Max	$825.0	150%	$120.0	150%

(1)	The 30-trading day average closing stock price at grant was $7.18.

TSR Modifier Scale	Three-Year Compound Annual TSR	TSR Modifier	30-Day Trading Average Closing Stock Price(1)
Threshold	<5.0%	75%	<$7.64
Target	10.0%	100%	$8.39
Max	20.0%	125%	$9.98

TSR Modifier Scale
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
30-Day Trading Average Closing
140%
120%
100%
80%
60%
40%
20%
0%
TSR Modifier %
125%
$9.98
100%
$7.64
$8.39
75%
<5.0% Threshold
10% Target
20% Max

40

For fiscal year 2025, the Company achieved adjusted revenue of $822.2 million and Adjusted EBITDA of $130.8 million, resulting in a payout of 148% of target payout. In addition, the Company exceeded the maximum level for the TSR Modifier scale, resulting in the application of a TSR Modifier of 125%. Accordingly, the FY 2023 PSUs vested at 186.1% of target payout.
On December 4, 2025, the Compensation Committee reviewed, recommended, and unanimously approved these performance unit results for the fiscal year ended September 30, 2025.
Fiscal Year 2024 Equity Grants
In December 2023, our Compensation Committee recommended and unanimously approved the “FY 2024 Grants” which included both RSU and PSU awards. When making these grants, the Compensation Committee elected to continue using revenue and Adjusted EBTIDA as the relevant financial metric and to eliminate further use of a TSR Modifier.
The FY 2024 Grants included a mix of 50% RSUs and 50% PSUs. The RSUs vest annually in three equal installments, subject to continued service through the applicable vesting dates, with the final annual tranche of the FY 2024 RSUs vesting in December 2026. The FY 2024 PSU awards are based on a three-year financial performance period ending on September 30, 2026, with the number of units earned to be based on achieving stated revenue and Adjusted EBITDA targets, weighted at 60% and 40% respectively, during the fiscal year ending September 30, 2026. The maximum number of shares underlying the FY 2024 PSUs that can be earned with respect to the FY 2024 Grants is 150% of the target award. We calculated the target number of shares subject to the PSUs and RSUs by dividing the target dollar value by the 30-trading day average of our common stock during the period ending on the grant date.
The target number of shares underlying the FY 2024 PSU awards and the target award values were as follows, with actual award levels determined by interpolation between Threshold, Target and Maximum:

Name(1)	Number of Shares of Common Stock Underlying PSU Award	Target Award Value
Jerome Grant	87,761	$925,000
Sherrell Smith	17,790	$187,500
Todd Hitchcock	17,790	$187,500
Christopher Kevane	17,790	$187,500
Christine C. Kline(2)	—	—
Troy R. Anderson(3)	32,021	$337,500

(1)	Mr. Schuman did not receive a grant in Fiscal Year 2024 as he was not employed by Universal Technical Institute until March 17, 2025.
(2)	Ms. Kline did not receive a PSU award in fiscal year 2024.
(3)
Mr. Anderson, who served as Executive Vice President, Chief Financial Officer throughout our fiscal year ended September 30, 2024, resigned from all offices and positions that he held with the Company and its subsidiaries, effective as of October 11, 2024 and as a result forfeited all future vesting.

Name(1)	Number of Shares of Common Stock Underlying RSU Award	Target Award Value
Jerome A. Grant	87,761	$925,000
Sherrell E. Smith	17,790	$187,500
Todd A. Hitchcock	17,790	$187,500
Christopher E. Kevane	17,790	$187,500
Christine C. Kline	4,744	$50,000
Troy R. Anderson(2)	32,021	$337,500

(1)	Mr. Schuman did not receive a grant in Fiscal Year 2024 as he was not employed by Universal Technical Institute until March 17, 2025.

41

(2)
Mr. Anderson, who served as Executive Vice President and Chief Financial Officer throughout our fiscal year ended September 30, 2024, resigned from all offices and positions that he held with the Company and its subsidiaries, effective as of October 11, 2024 and as a result forfeited all future vesting.

The pay and performance scale for the 2024 PSUs is as follows:

	Performance Scale—FY 2024 Grants
Measures	FY26 Revenue ($MM)	Payout (as a % of Target)	FY26 Adjusted EBITDA ($MM)	Payout (as a % of Target)
Below Threshold	≤$720.0	0%	≤$104.0	0%
Threshold	$720.0	50%	$104.0	50%
Target	$800.0	100%	$130.0	100%
Max	$880.0	150%	$156.0	150%

All PSUs and RSUs are subject to transfer restrictions and our NEOs will not have voting, dividend, or other stockholder rights until the shares of our common stock subject to the awards are issued upon vesting and settlement. Vesting of the PSUs and RSUs is subject to continued employment with or service to UTI or a subsidiary through the applicable vesting date, except that the awards vest upon death, disability and termination of employment or service without cause or for good reason within one year after a change in control of UTI (as defined in the 2021 Plan and the applicable award agreements).
Fiscal Year 2025 Equity Grants
In December 2024, our Compensation Committee recommended and unanimously approved the “FY 2025 Grants” which included both RSU and PSU awards. When making these grants, the Compensation Committee elected to continue using revenue and Adjusted EBTIDA as the relevant financial metrics.
The FY 2025 Grants included a mix of 50% RSUs and 50% PSUs. The RSUs vest annually in three equal installments, subject to continued service through the applicable vesting dates, with the final annual tranche of the FY 2025 RSUs vesting in December 2027. The FY 2025 PSU awards are based on a three-year financial performance period ending on September 30, 2027, with the number of units earned to be based on achieving stated revenue and Adjusted EBITDA targets, weighted at 60% and 40% respectively, during the fiscal year ending September 30, 2027. The maximum number of shares underlying the FY 2025 PSUs that can be earned with respect to the FY 2025 Grants is 150% of the target award. We calculated the target number of shares subject to the PSUs and RSUs by dividing the target dollar value by the 30-trading day average of our common stock during the period ending on the grant date.

42

The target number of shares underlying the FY 2025 PSU awards and the target award value were as follows, with actual award levels determined by interpolation between Threshold, Target and Maximum:

Name	Number of Shares of Common Stock Underlying PSU Award	Target Award Value
Jerome A. Grant	67,295	$1,500,000
Bruce Schuman(1)	12,668	$350,000
Sherrell E. Smith	9,354	$200,000
Todd A. Hitchcock	18,709	$400,000
Christopher E. Kevane	11,693	$250,000
Christine C. Kline(2)	—	—
Troy R. Anderson(3)	—	—

(1)	Mr. Schuman’s figures reflect his new hire award.
(2)	Ms. Kline did not receive a PSU award in fiscal year 2025.
(3)
Mr. Anderson, who served as Executive Vice President, Chief Financial Officer throughout our fiscal year ended September 30, 2024, resigned from all offices and positions that he held with the Company and its subsidiaries, effective as of October 11, 2024 and as a result was not eligible for an award.

The number of shares underlying the 2025 RSU awards and the target award value were as follows:

Name	Number of Shares of Common Stock Underlying RSU Award	Target Award Value
Jerome A. Grant	67,295	$1,500,000
Bruce Schuman(1)	23,526	$650,000
Sherrell E. Smith	9,355	$200,000
Todd A. Hitchcock	18,709	$400,000
Christopher E. Kevane	11,693	$250,000
Christine C. Kline	23,386	$550,000
Troy R. Anderson(2)	—	—

(1)	Mr. Schuman’s figures reflect his new hire award.
(2)
Mr. Anderson, who served as Executive Vice President and Chief Financial Officer throughout our fiscal year ended September 30, 2024, resigned from all offices and positions that he held with the Company and its subsidiaries, effective as of October 11, 2024 and as a result was not eligible for an award.

The pay and performance scale for the 2025 PSUs is as follows:

	Performance Scale—FY 2025 Grants
Measures	FY27 Revenue ($MM)	Payout (as a % of Target)	FY27 Adjusted EBITDA ($MM)	Payout (as a % of Target)
Below Threshold	≤$888.3	0%	≤$101.6	0%
Threshold	$888.3	50%	$101.6	50%
Target	$987.0	100%	$127.0	100%
Max	$ 1085.7	150%	$152.4	150%

43

All PSUs and RSUs are subject to transfer restrictions and our NEOs will not have voting, dividend, or other stockholder rights until the shares of our common stock subject to the awards are issued upon vesting and settlement. Vesting of the PSUs and RSUs is subject to continued employment with or service to UTI or a subsidiary through the applicable vesting date, except that the awards vest upon death, disability and termination of employment or service without cause or for good reason within one year after a change in control of UTI (as defined in the 2021 Plan and the applicable award agreements).
Other Compensation Practices, Policies and Guidelines
Stock Ownership Guidelines
To further align the interests of our executive officers with the interests of our stockholders, our Board has implemented stock ownership guidelines applicable to our executive officers. Each executive officer is expected to hold shares of our common stock with an aggregate value greater than or equal to a multiple of his or her base salary as set forth below:

Position	Ownership Requirement
President and CEO	4x base salary
Chief Financial Officer	3x base salary
Executive Vice Presidents and Senior Vice Presidents	2x base salary

Under our stock ownership guidelines, shares of Universal Technical Institute common stock held directly or indirectly—as well as 60% of the fair market value of unvested RSU awards—count toward meeting the ownership requirement. Performance units count only after they are fully earned and vested. Until an executive officer satisfies their ownership requirement, they may not sell or transfer any shares of common stock, except to cover tax obligations. Additionally, executive officers must retain at least 50% of the net shares (after taxes) received upon the vesting of RSUs or PSUs until the ownership threshold is met.
Executive officers have five years from the date they become subject to our stock ownership guidelines to meet their stock ownership requirement. Once the requirement is met, they may sell or transfer shares in excess of the required amount.
Incentive Compensation Recovery (Clawback) Policy
We have adopted a clawback policy in compliance with the New York Stock Exchange’s listing rules under which we can recover incentive compensation paid to covered individuals in cases where we have to prepare an accounting restatement or correct a financial metric and where the covered individuals received incentive compensation greater than what should have been paid based on the restated financial results or corrected metric.

44

Securities Trading Policy
We maintain a Securities Trading Policy, including transaction pre-approval requirements, applicable to our officers and directors required to report changes in beneficial ownership of the Company’s common stock under Section 16 of the Exchange Act. We also follow procedures for the repurchase of our own securities. Certain other employees who have significant management or financial reporting responsibilities and may have access to material non-public information concerning the Company are also subject to pre-approval requirements before trading.
Our Securities Trading Policy requires pre-approval of all trading plans adopted pursuant to Rule 10b5-1 promulgated under the Exchange Act (“10b5-1 Trading Plan”). To avoid the potential for abuse, our policy with respect to such trading plans is that, once adopted, trading plans may not be changed or canceled without our General Counsel’s approval. Any approved change or cancellation of a trading plan adopted by an officer, director or employee covered by our Securities Trading Policy may result in our refusal to approve future trading plan requests for that person.
Our Securities Trading Policy further provides that no employee, officer or director may engage in hedging or monetization transactions with respect to our securities. Prohibited transactions include, without limitation, short sales and transactions involving derivative securities (buying or selling put options, call options, futures contracts or other derivative securities).
We believe that our Securities Trading Policy and repurchase procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to us.
Equity Award Policy - Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information
Pursuant to our equity award grant policy, we grant equity awards upon the recommendation and approval of our Compensation Committee. Awards to newly-hired or promoted executive officers who are eligible to receive stock awards are proposed for approval at our Board’s next regularly scheduled meeting following the executive officer’s hire or promotion.
Our annual equity awards are generally granted on fixed dates determined in advance. The Compensation Committee’s general practice is to complete its annual executive compensation review and determine target compensation for our executives, which coincides with the Company’s regularly scheduled Board meetings, then such equity awards are granted. Annual equity awards are typically granted to our executives in December of each fiscal year. For fiscal 2025, annual equity awards were granted to our executive officers in December 2024. On limited occasions, the Compensation Committee may grant equity awards outside of our annual grant cycle for new hires, promotions, recognition, retention, or other purposes. Our Compensation Committee approves all equity award grants on or before the grant date and does not grant equity awards in anticipation of the release of material nonpublic information. Similarly, the Compensation Committee does not time the release of material nonpublic information based on equity award grant dates. We do not currently grant stock options, SARs or similar option-like instruments to our NEOs or other employees or service providers.
401(k) Plan
We maintain a defined contribution plan, intended to qualify under Section 401(k) of the Code, which is generally available to all employees, including NEOs, to assist them in saving for retirement. Under this plan, a participant may contribute a maximum of 75% of his or her pre-tax base salary (up to the statutorily prescribed annual limit). Our Board may approve discretionary matching and/or profit-sharing contributions into the plan for eligible employees. During fiscal 2025, we matched 50 cents on each dollar deferred up to the first 6% of eligible compensation contributed to the plan after the first year of employment. A three-year vesting schedule applies to all of our matching contributions. A participant is considered fully vested in our matching contributions after he or she has completed three years of service. We also have automatic enrollment of 5% as of date of hire.

45

Perquisites and Other Personal Benefits
We provide limited perquisites, including Company-paid premiums for medical insurance, dental insurance, life and disability insurance, a supplemental executive disability benefit, accidental death and dismemberment coverage, executive physicals and additional term-life insurance to certain of our executive officers, including our NEOs. Given the rigorous demands placed on our NEOs, we have a vested interest in their proactive focus on their health and security. Based on its review of the Competitive Market Data, our Compensation Committee believes that the perquisite levels provided to our executive officers are less than those provided by comparable companies.
Severance and Change in Control Benefits
Each of our NEOs is eligible to receive certain payments and benefits in connection with his or her termination of employment under various circumstances, including following a change in control of UTI, under his or her employment agreement or other applicable agreements, such as our Severance Plan, and under the terms that apply to outstanding equity awards. We believe that these payments and benefits are necessary to attract and retain our NEOs and that the change in control payments and benefits are in the best interests of us and our stockholders because they help assure us that we will have the continued dedication and objectivity of our executive officers, notwithstanding the possibility or occurrence of a change in control of UTI. Specifically, these arrangements are intended to mitigate a potential disincentive for our NEOs when they are evaluating a potential acquisition of UTI, particularly when their services may not be required by the acquiring entity. In such a situation, we believe that these arrangements are necessary to encourage retention of our NEOs through the consummation of the transaction and to ensure a smooth management transition. For further details, see “Executive Compensation—Potential Payments upon Termination or Change in Control.”
Compensation-Related Risk
The Company and the Compensation Committee consider many factors in making compensation decisions for our NEOs. One factor is the risk associated with our compensation programs. During fiscal 2025, the Compensation Committee conducted its annual risk assessment of our compensation policies and practices covering all employees. After a review and assessment of potential risks, the Compensation Committee concluded that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company for the following reasons, among others:
•	the Compensation Committee engages an independent, external compensation consultant to assist with developing the executive compensation program;
•	the Compensation Committee maintains the right, in its sole discretion, to modify the compensation policies and practices at any time;
•	the Compensation Committee has elected to use time-based RSUs and performance-based PSUs that provide our NEOs with a significant interest in the Company’s long-term performance;
•	short-term cash incentive awards are based on metrics related to Company financial and operational goals;
•	our stock ownership guidelines require our NEOs and directors to own meaningful levels of our stock; and
•
pursuant to our clawback policy, we can recover incentive compensation paid to covered individuals in cases where we have to prepare an accounting restatement or correct a financial metric and where the covered individuals received incentive compensation greater than what should have been paid based on the restated financial results or corrected metric.

46

Tax and Accounting Considerations
Deduction Limit
Section 162(m) of the Internal Revenue Code of 1986, as amended, limits our ability to deduct for tax purposes compensation in excess of $1 million paid to certain executive officers. We expect that compensation paid to our NEOs in excess of $1 million, including compensation paid to any executive who has been an NEO since 2017, generally will not be deductible. When designing our compensation structure, the Compensation Committee believes that it needs to consider all relevant factors that attract, retain, and reward executives responsible for our success.
“Golden Parachute” Compensation
Sections 280G and 4999 of the Code provide that our executive officers and directors who hold significant equity interests and certain other service providers may be subject to an excise tax if they receive payments or benefits that exceed certain prescribed limits in connection with a change in control of UTI, and that we, or a successor, may forfeit an income tax deduction on the amounts subject to this additional tax. We did not provide any executive officer, including any NEO, with a “gross-up” or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Sections 280G or 4999 of the Code during fiscal 2024, and we have not agreed and are not otherwise obligated to provide any NEO with such a “gross-up” or other reimbursement in connection with the payments or benefits in connection with a change in control of UTI.
Amounts payable to our NEOs as a result of a termination of employment in connection with a change in control of UTI may be reduced pursuant to provisions of the applicable agreements if they would be subject to taxes as a result of Sections 280G or 4999 of the Code.
Accounting for Stock-Based Compensation
We follow Financial Accounting Standard Board Accounting Standards Codification Topic 718 (“ASC Topic 718”) for our stock-based compensation awards. ASC Topic 718 requires companies to measure the compensation expense for all share-based payment awards made to employees and directors, including stock options and other stock-based awards, based on the grant date fair value of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below, even though our executive officers may never realize any value from their awards. ASC Topic 718 also requires companies to recognize the compensation cost of their stock-based compensation awards in their income statements over the period that an executive officer is required to render service in exchange for the option or other award.
Historically, when granting equity awards to our NEOs, our Compensation Committee generally considered the potential expense of those awards under generally accepted accounting principles and their impact on our earnings per share. Our Compensation Committee concluded that the award levels were in the best interests of our stockholders given competitive compensation practices among the companies in our compensation peer group, the awards’ potential compensation expense, our performance and the impact of the awards on employee motivation and retention.
Compensation Committee Interlocks and Insider Participation
Ms. Srere, Mr. Slubowski, and General Lennox served as members of our Compensation Committee during fiscal 2025. None of the members of our Compensation Committee has ever been an officer or employee of the Company. None of our executive officers has served as a member of the board of directors, compensation committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of our directors or on our Compensation Committee.

47

COMPENSATION COMMITTEE REPORT
This report of the Compensation Committee shall not be deemed to be incorporated by reference into any previous filing by us under either the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act that incorporates future Securities Act or Exchange Act filings in whole or in part by reference.
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included elsewhere in this Proxy Statement. Based on this review and the discussions with management, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2025, and this Proxy Statement.
The Compensation Committee:
Michael Slubowski (Chair)
LTG. (R) William J. Lennox, Jr.
Linda J. Srere

48

EXECUTIVE COMPENSATION
Fiscal 2025 Summary Compensation Table
The following table summarizes the compensation during the last three fiscal years (as applicable) to our NEOs.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Jerome Grant Chief Executive Officer	2025	723,077	3,506,070	874,923	45,195	5,149,264
	2024	629,038	2,085,201	747,500	29,509	3,491,248
	2023	580,769	1,500,000	864,000	26,621	2,971,390
Bruce Schuman(4) Executive Vice President, Chief Financial Officer	2025	246,635	979,410	373,588	23,302	1,622,934
	2024	—	—	—	—	—
	2023	—	—	—	—	—
Sherrell Smith Executive Vice President, Chief Academic Officer	2025	408,000	479,886	320,892	32,596	1,241,373
	2024	403,292	422,679	304,980	21,636	1,152,587
	2023	408,000	350,000	334,152	18,495	1,110,647
Christopher Kevane Executive Vice President, Chief Legal Officer	2025	421,923	599,851	331,843	44,260	1,397,876
	2024	391,346	422,679	299,000	31,615	1,144,640
	2023	375,577	300,000	332,640	28,222	1,036,439
Todd Hitchcock Executive Vice President, Chief Operating Officer	2025	473,077	959,772	372,075	32,735	1,837,659
	2024	391,346	422,679	299,000	22,537	1,135,562
	2023	374,231	300,000	332,640	21,734	1,028,605
Christine Kline Senior Vice President, Chief Accounting Officer & Former Interim Chief Financial Officer	2025	367,308	599,851	363,477	23,079	1,353,715
	2024	—	—	—	—	—
	2023	—	—	—	—	—
Troy R. Anderson Former Executive Vice President Chief Financial Officer	2025	25,962	—	—	1,643	27,605
	2024	438,077	760,819	—	27,243	1,226,139
	2023	418,269	650,000	397,800	22,917	1,488,986

(1)
The amounts reported in this “Stock Awards” column represent the aggregate grant date fair value of awards of RSUs and PSUs granted in fiscal 2025, computed in accordance with ASC Topic 718 and does not reflect whether the recipient has actually realized a financial benefit from the award. The grant date fair value of awards of PSUs is based on the probable outcome of the performance conditions to which the PSUs are subject and the shares the recipient would receive under such outcome. The amounts in this column for each fiscal year exclude the effect of any estimated forfeitures of such awards. The target achievement of 100% was used for the PSU amount reported in the “Stock Awards” column. The amounts that would be reported in the “Stock Awards” column using the maximum achievement PSU award of 150% are $4,382,587, $1,150,808, $1,199,715, $599,851, $749,814, $599,850, for Messrs. Grant, Schuman, Hitchcock, Smith, Kevane and Ms. Kline, respectively. The assumptions used in the calculations for these amounts are included in Note 20 to our Consolidated Financial Statements contained in our Annual Report on Form 10-K for the fiscal year ended September 30, 2025.

(2)
The amounts reported in the “Non-Equity Incentive Plan Compensation” column represent annual cash incentive bonuses earned under our Management Incentive Plan in the fiscal year indicated and paid in the following year. The cash incentive amounts awarded to our NEOs for fiscal 2025 under our FY 2025 Management Incentive Plan are described in more detail in the section titled “Compensation Discussion and Analysis” under the heading “2025 Executive Compensation Program Decisions in Detail.”

49

(3)
This column sets forth the amounts of other compensation, including group medical, dental, life insurance and short-term and long-term disability benefits, executive physicals as well as matching contributions under the Company’s 401(k) plan.

Name	Employer- Paid Medical Benefits	Employer- Paid Dental Benefits	Employer- Paid Life Insurance Premiums	Employer- Paid Disability Insurance	Imputed Income on Employer- Provided Life Insurance	Executive Physical Examinations	Employer Matching 401(k) Contributions	Total All Other Compensation
Jerome A. Grant	$20,443	$482	$538	$2,229	$5,940	$7,800	$7,763	$45,195
Bruce Schuman	$9,309	$204	$225	$929	$1,638	$7,800	$3,197	$23,302
Sherrell E. Smith	$8,193	$133	$538	$2,229	$5,940	$7,800	$7,763	$32,596
Todd A. Hitchcock	$11,246	$280	$538	$2,229	$5,463	$7,800	$5,179	$32,735
Christopher E. Kevane	$21,932	$495	$538	$2,229	$2,071	$7,800	$9,195	$44,260
Christine Kline	$13,231	$282	$404	$1,957	$991	$0	$6,214	$23,079
Troy R. Anderson	$1,091	$23	$45	$186	$298	$0	$0	$1,643

(4)	Mr. Schuman was hired on March 17, 2025 and per the terms of his hiring agreement received a full fiscal year bonus payout.

50

Fiscal 2025 Grants of Plan-Based Awards Table
The following table sets forth information regarding the grant of plan-based awards to our NEOs in fiscal 2025.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock of Units (#)(3)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Jerome A. Grant
Cash Incentive		187,500	750,000	1,125,000	—	—	—	—	—
Restricted Stock Award	12/12/2024	—	—	—	—	—	—	67,295	1,753,035
Performance Unit Award	12/12/2024	—	—	—	33,648	67,295	100,943	—	1,753,035
Bruce Schuman
Cash Incentive		77,188	308,750	463,125	—	—	—	—	—
Restricted Stock Award	3/17/2025	—	—	—	—	—	—	23,526	636,614
Performance Unit Award	3/17/2025	—	—	—	6,334	12,668	19,002	—	342,796
Sherrell Smith
Cash Incentive		66,300	265,200	397,800	—	—	—	—	—
Restricted Stock Award	12/9/2024	—	—	—	—	—	—	9,355	239,956
Performance Unit Award	12/9/2024	—	—	—	4,677	9,354	14,031	—	239,930
Todd Hitchcock
Cash Incentive		81,250	325,000	487,500	—	—	—	—	—
Restricted Stock Award	12/9/2024	—	—	—	—	—	—	18,709	479,886
Performance Unit Award	12/9/2024	—	—	—	9,355	18,709	28,064	—	479,886
Christopher Kevane
Cash Incentive		69,875	279,500	419,250	—	—	—	—	—
Restricted Stock Award	12/9/2024	—	—	—	—	—	—	11,693	299,925
Performance Unit Award	12/9/2024	—	—	—	5,847	11,693	17,540	—	299,925
Christine C. Kline
Cash Incentive		35,000	140,000	210,000	—	—	—	—	—
Restricted Stock Award	12/9/2024	—	—	—	—	—	—	23,386	599,851
Performance Unit Award	12/9/2024	—	—	—	—	—	—	—	—
Troy R. Anderson(5)
Cash Incentive		—	—	—	—	—	—	—	—
Restricted Stock Award		—	—	—	—	—	—	—	—
Performance Unit Award		—	—	—	—	—	—	—	—

(1)
The amounts reported in these columns represent the dollar value of the range of possible annual cash incentive amounts that could have been paid to our NEOs for fiscal 2025 under the FY 2025 Management Incentive Plan based upon satisfaction of the performance targets set by our Compensation Committee. The cash incentive awards under our FY 2025 Management Incentive Plan are described in more detail in the section titled “Compensation Discussion and Analysis” under the heading “2025 Executive Compensation Program Decisions in Detail.” The actual cash awards paid in December 2025 for performance in fiscal 2025 are reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table above.

(2)
The amounts reported in these columns represent potential share payouts with respect to PSUs granted in fiscal 2025 upon satisfaction of the performance criteria set forth by our Board. The performance criteria for the PSU awards are described above in the section titled “Compensation Discussion and Analysis” under the heading “2025 Executive Compensation Program Decisions in Detail.” The performance period for the revenue and Adjusted EBITDA goals is the fiscal year ending September 30, 2027. If earned, shares of common stock representing 100% of the earned amount of PSUs will vest on December 15, 2027 and will be settled (subject to each NEOs continued employment through the date of settlement) following the completion of our audited financial statements for the fiscal year ended September 30, 2027 and certification by our Compensation Committee.

(3)
The amounts reported in this column represent the potential share payout of the time-based RSU awards granted to our NEOs in fiscal 2025. The RSUs are subject to time-based vesting only and annually over a three-year period (with vesting dates occurring in December of each year), subject to each NEO’s continued employment through each vesting date. The RSUs granted to our NEOs in fiscal 2025 are described above in the section titled “Compensation Discussion and Analysis” under the heading “2025 Executive Compensation Program Decisions in Detail.”

51

(4)
The amounts reported in these columns reflect the aggregate grant date fair value of both the time-based RSUs and performance-based PSUs (at the target level of achievement) calculated respectively in accordance with ASC Topic 718. The amounts in this column for each fiscal year exclude the effect of any estimated forfeitures of such awards. The assumptions used in the calculations for these amounts are included in Note 20 to our Consolidated Financial Statements contained in our Annual Report on Form 10-K for the fiscal year ended September 30, 2025.

(5)
Mr. Anderson, who served as Executive Vice President and Chief Financial Officer throughout our fiscal year ended September 30, 2024, resigned from all offices and positions that he held with the Company and its subsidiaries, effective as of October 11, 2024 and as a result was not eligible for any grants of plan-based awards.

Fiscal 2025 Outstanding Equity Awards at Fiscal Year-End Table
The following table sets forth certain information regarding outstanding equity awards held by each of our NEOs as of September 30, 2025 that have not vested. The values reported in the table have not been, and may never be, realized. RSU and PSU awards are subject to forfeiture restrictions. PSU awards are made subject to the achievement of specified performance goals and TSR targets. The value realized, if any, will depend on the market price of our common stock on the date an NEO eventually earns such shares and any applicable restrictions have lapsed.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Performance Share, Units, Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Performance Share, Units, or Other Rights Held That Have Not Vested ($)(2)
Jerome Grant	172,311	5,608,723	259,513	8,447,148
Bruce Schuman	23,526	765,771	12,668	412,343
Sherrell Smith	32,045	1,043,065	51,516	1,676,846
Christopher Kevane	32,014	1,042,056	50,373	1,639,641
Todd Hitchcock	39,265	1,278,076	57,389	1,868,012
Christine Kline	27,937	909,349	3,134	102,012
Troy R. Anderson(4)	—	—	—	—

(1)
The following table sets forth the RSUs outstanding as of September 30, 2025 for each NEO as of their respective award date. The RSUs reported hereunder are subject to time-based vesting only (vesting annually over a three-year period following the award date, subject to each NEO’s continued employment through each vesting date), and do not require the achievement of any corporate or individual performance targets to vest:

	Named Executive Officer
Award Date	Jerome Grant	Bruce Schuman	Sherrell Smith	Christopher Kevane	Todd Hitchcock	Christine Kline	Troy R. Anderson
Dec 8, 2022	46,508	—	10,830	8,461	8,696	1,388	—
Dec 8, 2023	58,508	—	11,860	11,860	11,860	3,163	—
Dec 9, 2024	—	—	9,355	11,693	18,709	23,386	—
Dec 12, 2024	67,295	—	—	—	—	—	—
Mar 17, 2025	—	23,526	—	—	—	—	—

(2)	Market value was calculated using the closing price of our common stock as reported on the NYSE on September 30, 2025, which was $32.55.

52

(3)
The amounts reported in this column represent potential share payouts (at the target level of achievement) with respect to PSUs granted upon satisfaction of the performance criteria set forth by our Board. The performance criteria for the PSU awards granted in fiscal 2023, 2024 and 2025 are described above in the section titled “Compensation Discussion and Analysis” under the heading “2025 Executive Compensation Program Decisions in Detail.”

(4)
Mr. Anderson, who served as Executive Vice President and Chief Financial Officer throughout our fiscal year ended September 30, 2024, resigned from all offices and positions that he held with the Company and its subsidiaries, effective as of October 11, 2024 and as a result forfeited all future vesting.

Fiscal 2025 Stock Vested Table
The following table sets forth certain information regarding the RSU and PSU awards held by our NEOs that vested during fiscal 2025.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Jerome Grant	157,495	$4,039,747
Bruce Schuman(1)	—	—
Sherrell Smith	39,265	$1,007,147
Christopher Kevane	34,222	$877,794
Todd Hitchcock	34,819	$893,107
Christine C. Kline	6,299	$161,569
Troy R. Anderson(3)	—	—

(1)	Mr. Schuman was hired on March 17, 2025, and as such did not have any grants that vested in Fiscal Year 2025.
(2)
Represents the market value of the shares of our common stock on the vesting date, calculated by multiplying the closing price of our common stock on the NYSE on the applicable vesting date (or the next available trading day if the vest occurs on a weekend and/or market holiday), by the number of shares that vested at the close of business for each vesting date.

(3)
Mr. Anderson, who served as Executive Vice President and Chief Financial Officer throughout our fiscal year ended September 30, 2024, resigned from all offices and positions that he held with the Company and its subsidiaries, effective as of October 11, 2024 and as a result forfeited all future vesting.

Pension Benefits and Non-Qualified Deferred Compensation
The following table sets forth the vested account balances of our NEOs under our Nonqualified Deferred Compensation Plan for the fiscal year ended September 30, 2025.

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(3)
Jerome A. Grant	—	—	—	—	—
Bruce Schuman	—	—	—	—	—
Sherrell E. Smith	—	—	$64,754	0	$567,299
Christopher E. Kevane	—	—	—	—	—
Todd A. Hitchcock	—	—	—	—	—
Christine C. Kline	—	—	—	—	—
Troy R. Anderson	—	—	—	—	—

(1)	Effective October, 1, 2021, participant contributions were suspended and there were no participant contributions made during fiscal 2025.

53

(2)	Effective January, 2021, Company-matching contributions were suspended and there were no Company contributions made during fiscal 2025.
(3)	Reflects the fully vested and earned compensation as of September 30, 2025.
We previously operated a Nonqualified Deferred Compensation Plan that allowed for deferral up to 75% base salary and up to 90% of annual bonus, as well as participant deferrals to offset any excess deferrals which were returned to the participant due to required discrimination testing under the Section 401(k) plan. Participants could elect to invest among a number of mutual fund options and participant account balances which were credited on a pre-tax basis with earnings, or losses, equivalent to the actual market performance of these investments.
Pursuant to our Nonqualified Deferred Compensation Plan, a participant employed for at least one year was eligible for an incentive matching contribution equal to 50% of his or her plan contributions, up to the maximum “matchable” compensation equivalent to 5% of base salary. These Company-matching contributions were subject to a five-year vesting schedule. Beginning in January 2013, we suspended the Company-matching contribution under our Nonqualified Deferred Compensation Plan. Effective as of October 1, 2021, we suspended future contributions by our employees and directors into our Nonqualified Deferred Compensation Plan as a result of low participation. Executives may maintain current balances within the plan.
Participants can elect to receive payments at separation from service and/or in the form of an in-service withdrawal. Generally, accounts are valued on the last business day of the month following separation from service, death or disability, with payments made in the following month. Separation from service accounts can be paid in (i) a lump sum, (ii) annual installments over a period of up to 10 years, or (iii) a partial lump sum with the balance paid in annual installments, according to a participant’s election.
In-service account elections must be made for a specific date, at least three years in the future, and can be paid in a lump sum or in annual installments over a period of up to five years, according to the participant’s election.
If a participant dies, becomes disabled while employed by us, or separates from service within 24 months following a change in control of us, all of his or her accounts will be paid in a single lump sum.
Participants may also receive distributions in the event of an unforeseeable financial emergency resulting from (i) an illness or accident involving the participant, participant’s spouse or dependents, or a beneficiary, (ii) a loss of property due to casualty, or (iii) other extraordinary and unforeseeable events that are beyond the participant’s control. Participants may request an emergency distribution from the plan up to the amount necessary to satisfy the emergency. All requests for such distributions require our approval.
Employment Agreement
Jerome Grant
Effective November 1, 2019, we entered into an Employment Agreement with Mr. Grant, which provides for the terms and conditions of his employment as our CEO. In addition to an annual base salary, the agreement also provides that Mr. Grant is eligible to participate in our Management Incentive Plan subject to the terms thereof. Mr. Grant is also eligible to participate in our annual long-term incentive program as well as our group insurance benefits, 401(k) program, long-term disability plan and life insurance coverage. Pursuant to the agreement, Mr. Grant also participates in our Severance Plan, as further described below.
Potential Payments upon Termination or Change in Control
Each of our NEOs is eligible to receive certain payments and benefits in connection with his or her termination of employment under various circumstances, including following a change in control of UTI, under his or her employment agreement or other applicable agreements, and under the terms that apply to our outstanding equity awards.

54

The estimated potential payments and benefits payable to each NEO in the event of termination of employment as of September 30, 2025 pursuant to his or her particular post-employment compensation arrangements are described below.
The actual amounts that would be paid or distributed to our NEOs as a result of one of the termination events occurring in the future may be different than those presented below as many factors will affect the amount of payments and benefits upon a termination of employment. For example, some of the factors that could affect the amounts payable include the NEO’s base salary, then-current incentive opportunities and applicable arrangements, then-current levels of health and other welfare benefits coverage and the market price of our common stock. Although we have entered into written arrangements to provide payments and benefits to our NEOs in connection with a termination of employment under particular circumstances, we, or an acquirer, may mutually agree with our NEOs on severance terms that vary from those provided in these pre-existing arrangements.
Along with the payments and benefits described in an NEO’s individual post-employment compensation agreement and equity award agreements, he or she is also eligible to receive any benefits accrued under our broad-based benefit plans, in accordance with the terms of those plans and policies.
Severance Plan
As of September 30, 2025, our Severance Plan provided for severance pay and outplacement to eligible Executive and Senior Vice Presidents. In the event an eligible Executive or Senior Vice President is terminated by us without “cause” (as defined in the Severance Plan), such Executive or Senior Vice President would be entitled to receive a cash severance payment in an amount equal to three (3) weeks of weekly salary for each year of service, not to be less than 26 weeks, nor more than 39 weeks, of weekly salary (the “Weekly Duration”), with such salary equal to his or her annual base salary at the highest rate in effect during the 12 months immediately preceding the termination of employment, subject to the requirement to execute and not revoke a release of claims. In addition, such eligible Executive or Senior Vice President would receive the following:
•
An additional cash severance payment equal to (i) the sum of employer-paid portion of their medical and dental premiums in effect at termination for the Weekly Duration, plus (ii) 40% of the sum in subsection (i);

•	Payment of a pro-rated bonus for the fiscal year in which the termination of employment occurs, but only if such bonus is approved by our Board;
•
Payment of any bonus to which the eligible Executive or Senior Vice President may be entitled for the fiscal year immediately preceding the termination date if the termination of employment occurs between the end of the fiscal year and the applicable bonus payout; and

•	Six (6) months of outplacement services.

55

The following tables show the estimated payments and benefits payable to each NEO under various scenarios related to a termination of employment, including in connection with a change in control. The table assumes that each termination of employment occurred on September 30, 2025 and includes the estimated payments and benefits payable pursuant to our Severance Plan as in effect as of September 30, 2025. The actual amounts that would be paid to any NEO can only be determined at the time of an actual termination of employment and may vary from those set forth below. The estimated payments and benefits set forth below are in addition to any retirement, welfare and other benefits that are available to our employees generally.

Name	Termination without Cause or for Good Reason	Termination Following Change in Control	Termination due to Disability	Death
Jerome Grant
Severance Payments(1)	$779,049	$750,000	—	—
Annual Incentive Plan(2)	$750,000	$750,000	$750,000	$750,000
Benefits(3)	$22,659	$32,249	$32,249	$800,000
Stock Awards(4)	—	$14,055,871	$14,055,871	$14,055,871
Total	$1,551,708	$15,588,121	$14,838,121	$15,605,871

Bruce Schuman
Severance Payments(1)	$269,386	$475,000	—	—
Annual Incentive Plan(2)	$308,750	$308,750	$308,750	$308,750
Benefits(3)	$22,196	$34,276	$34,276	$800,000
Stock Awards(4)	—	$1,178,115	$1,178,115	$1,178,115
Total	$600,331	$1,996,140	$1,521,140	$2,286,865

Sherrell Smith
Severance Payments(1)	$317,381	$408,000	—	—
Annual Incentive Plan(2)	$265,200	$265,200	$265,200	$265,200
Benefits(3)	$17,283	$19,629	$19,629	$800,000
Stock Awards(4)	—	$2,719,911	$2,719,911	$2,719,911
Total	$599,864	$3,412,740	$3,004,740	$3,785,111

Christopher Kevane
Severance Payments(1)	$246,911	$430,000	—	—
Annual Incentive Plan(2)	$279,500	$279,500	$279,500	$279,500
Benefits(3)	$21,951	$34,294	$34,294	$800,000
Stock Awards(4)	—	$2,681,697	$2,681,697	$2,681,697
Total	$548,362	$3,425,491	$2,995,491	$3,761,197

Todd Hitchcock
Severance Payments(1)	$266,862	$500,000	—	—
Annual Incentive Plan(2)	$325,000	$325,000	$325,000	$325,000
Benefits(3)	$21,729	$23,545	$23,545	$800,000
Stock Awards(4)	—	$3,146,088	$3,146,088	$3,146,088
Total	$613,592	$3,994,632	$3,494,632	$4,271,088

Christine Kline
Severance Payments(1)	$154,207	$280,000	—	—
Annual Incentive Plan(2)	$140,000	$140,000	$140,000	$140,000
Benefits(3)	$22,224	$21,148	$21,148	$800,000
Stock Awards(4)	—	$1,011,361	$1,011,361	$1,011,361
Total	$316,431	$1,452,509	$1,172,509	$1,951,361

Troy R. Anderson(5)
Severance Payments(1)	—	—	—	—
Annual Incentive Plan(2)	—	—	—	—
Benefits(3)	—	—	—	—
Stock Awards(4)	—	—	—	—
Total	—	—	—	—

56

(1)
For Mr. Grant, “Severance Payments” upon termination without cause or for good reason represents (i) 12 months of base salary of the Company’s cost of providing medical and dental benefits to Mr. Grant for 12 months. For Mr. Smith, “Severance Payments” upon termination without cause or for good reason represents (i) nine months of base salary plus (ii) additional severance pay equal to 140% the Company’s cost of providing medical and dental benefits to Mr. Smith for nine months. For each of Messrs. Schuman, Hitchcock and Kevane and Ms. Kline, “Severance Payments” upon termination without cause or for good reason represents (i) six months of base salary plus (ii) additional severance pay equal to 140% of the Company’s cost of providing medical and dental benefits to each of Messrs. Anderson, Hitchcock and Kevane and Ms. Kline for six months. For each NEO, “Severance Payments” upon termination following a change in control represents 12 months of base salary.

(2)
For each NEO, “Annual Incentive Plan” represents actual bonus earned through termination date for all applicable columns except for termination of employment following a change in control of UTI. For terminations of employment following a change in control of UTI, represents target bonus through termination date.

(3)
For Messrs. Grant, Schuman, Kevane and Hitchcock and Ms. Kline, “Benefits” upon termination without cause or for good reason represents the Company’s cost of providing three months of COBRA coverage to each recipient as well as reasonable outplacement benefits. For Mr. Smith, “Benefits” upon termination without cause or for good reason represents the Company’s cost of providing six months of COBRA coverage to Mr. Smith as well as reasonable outplacement benefits. For each NEO, “Benefits” upon termination following a change in control or termination due to disability represents the Company’s costs of providing medical and dental benefits to each recipient for 12 months. For each NEO, “Benefits” in the event of death represents coverage under life insurance benefits of $800,000.

(4)
For each NEO, represents all unvested time-based RSUs which become fully vested and exercisable upon a certain termination of employment in connection with a change in control or due to the NEO’s death or disability. Performance-based PSUs become fully vested on the date of a termination without cause following a change in control. Possible payouts pursuant to the PSUs would be pro-rated based on the date of death or disability upon satisfaction of the performance criteria set forth by our Board. Amounts reported represent the aggregate fair market value as of September 30, 2025 for unvested RSUs and PSUs and assuming that PSUs are paid out at target-level performance.

(5)
Mr. Anderson, who served as Executive Vice President and Chief Financial Officer throughout our fiscal year ended September 30, 2024, resigned from all offices and positions that he held with the Company and its subsidiaries, effective as of October 11, 2024 and as a result was not eligible for any severance plans on September 30, 2025. Mr. Anderson did not receive any actual severance payments or benefits in connection with his resignation.

The total amounts for all NEOs may be reduced to the extent necessary to ensure that the amount payable is not subject to excise tax under Section 4999 of the Code.
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Grant, our Chief Executive Officer, for fiscal 2025.
For the fiscal year ended September 30, 2025:
•	the median of the annual total compensation (inclusive of base salary, bonus and other items, as discussed below) of all our employees (other than our CEO) was $76,806; and
•	the annual total compensation of Mr. Grant, our CEO, at the end of fiscal 2025, as reported above in the Summary Compensation Table, was $5,149,264.
Based on this information, for fiscal 2025, the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all other employees was estimated to be 67:1.
To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee, we took the following steps:
•
As of September 30, 2025, our employee population consisted only of employees located in the United States. We selected September 30, 2025 as the date upon which we would identify the “median employee” as it enabled us to make such identification in a reasonably efficient and economical manner.

•
To identify the “median employee” from our employee population, we compared the amount of total compensation of our employees as reflected in our payroll records that were identified as regular wages inclusive of base, bonus, and equity compensation. We identified our median employee using this compensation measure, which was consistently applied to all our employees included in the calculation. Since all our employees are located in the United States, as is our Chief Executive Officer, we did not make any cost-of-living adjustments in identifying the “median employee.”

•
Once the median employee was identified, all the employee’s compensation elements for fiscal 2025 were consolidated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K. The difference

57

between such employee’s base salary and the employee’s annual total compensation represents the employee’s annual bonus and company matching contributions on behalf of the employee to our 401(k) employee savings plan. Since we do not maintain a defined benefit or other actuarial plan for our employees, and do not otherwise provide a plan for payments or other benefits at, following, or in connection with retirement, the “median employee’s” annual total compensation did not include amounts attributable to those types of arrangements.
We believe this ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described below. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, apply certain exclusions, and make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

58

Pay Versus Performance
In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive “compensation actually paid” (“CAP”) and certain Company performance for the fiscal years listed below. You should refer to our Compensation Discussion and Analysis for a complete description of how executive compensation relates to Company performance and how the Compensation Committee makes its decisions.

Year	Summary Compensation Table Total for CEO(1)	Compensation Actually Paid to CEO(1)	Average Summary Compensation Table Total for Non-CEO NEOs(2)	Average Compensation Actually Paid to Non-CEO NEOs(1)(2)	Value of Initial Fixed $100 Investment Based On:		Net Income (in millions)(4)	Adjusted EBITDA(5) (in millions)
					Total Shareholder Return	Peer Group Total Shareholder Return(3)
2025	$5,149,264	$15,229,672	$1,246,860	$1,805,074	641	283	$63.0	$126.5
2024	$3,491,248	$8,600,698	$1,164,732	$2,928,031	320	171	$42.0	$102.9
2023	$2,971,390	$3,924,838	$1,166,169	$1,577,113	165	115	$12.3	$64.2
2022	$1,886,283	$1,961,507	$923,812	$947,008	107	90	$25.8	$60.2
2021	$2,215,714	$2,173,748	$871,976	$858,443	133	102	$14.6	$34.2

(1)	2025 Deductions from, and additions to, total compensation in the Summary Compensation Table by year to calculate CAP, calculated in accordance with Item 402(v) of Regulation S-K, include:

	2025		2024		2023		2022		2021
	CEO	Non-CEO NEOs (Average)	CEO	Non-CEO NEOs (Average)	CEO	Non-CEO NEOs (Average)	CEO	Non-CEO NEOs (Average	CEO	Non-CEO NEOS (Average)
Summary Compensation Table Total	$5,149,264	$1,246,860	$3,491,248	$1,164,732	$2,971,390	$1,166,169	$1,886,283	$923,812	$2,215,714	$871,976
(Minus): Grant date values reported in the Summary Compensation Table	$(3,506,070)	$(603,128)	$(2,085,201)	$(507,214)	$(1,500,000)	$(400,000)	$(955,000)	$(298,250)	$(1,191,989)	$(254,296)
Plus: Year-end fair value of unvested awards granted during the year	$4,380,905	$754,580	$2,853,988	$694,217	$2,045,524	$699,145	$1,208,083	$362,738	$1,295,473	$276,531
Plus (Minus): Year-over-year change in fair value of awards granted in any prior fiscal year that are outstanding and unvested at year end	$7,573,737	$424,935	$3,648,001	$1,401,934	$230,191	$64,260	$(241,915)	$(56,408)	$(263,982)	$(58,941)
Plus (Minus): Difference in fair values between prior year-end fair values and vest date fair values for awards granted in prior years that vested during the year	$1,631,836	$(18,173)	$692,663	$174,363	$177,732	$47,538	$64,056	$15,117	$118,532	$23,173
Total Adjustments for Equity Awards	$10,080,408	$558,214	$5,109,450	$1,763,300	$953,448	$410,943	$75,224	$23,197	$(41,966)	$(13,532)
Compensation Actually Paid (as calculated)	$15,229,672	$1,805,074	$8,600,698	$2,928,031	$3,924,838	$1,577,113	$1,961,507	$947,008	$2,173,748	$858,443

Amounts reported in this column represent the “compensation actually paid” to Mr. Grant and the non-CEO NEOs based on the total compensation reported in the Summary Compensation Table for each fiscal year, as adjusted in accordance with SEC rules. The numbers in 2024 and 2023 have been revised from the numbers previously reported in last year’s “Pay versus Performance Table” to correct an administrative error.

59

(2)	Non-CEO NEOs reflect the average Summary Compensation Table total compensation and average CAP for the following executives by year:
2025: Bruce Schuman, Sherrell E. Smith, Christopher E. Kevane, Todd A. Hitchcock, Christine C. Kline and Troy R. Anderson
2024 and 2023: Troy R. Anderson, Sherrell E. Smith, Christopher E. Kevane, and Todd A. Hitchcock
2022: Troy R. Anderson, Sherrell E. Smith, Christopher E. Kevane, and Bartley H. Fesperman
2021: Troy R. Anderson, Sherrell E. Smith, Lori B. Smith, and Todd A. Hitchcock
(3)
The peer group selected by the Company for purposes of the TSR benchmarking for the pay versus performance disclosures is the same peer group the Company uses for its performance graph in the Annual Report on Form 10-K pursuant to Item 201(e) of Regulation S-K. The peer group consists of Adtalem Global Education, Inc.; American Public Education, Inc.; Legacy Education, Inc.; Lincoln Education Services Corporation; Perdoceo Education Corporation; and Strategic Education, Inc. Legacy Education, Inc. was added to the peer group for fiscal year 2025 and went public on September 26, 2024. Excluding Legacy Education, the prior peer group’s total shareholder return for the period ending September 30, 2024 and September 30, 2025 would also have been $171 and $283, respectively.

(4)	The dollar amounts reported are the Company’s net income reflected in the Company’s audited financial statements.
(5)
In the Company’s assessment, adjusted EBITDA is the financial performance measure that is the most important financial performance measure used by the Company in 2025 to link compensation actually paid to performance. Adjusted EBITDA is calculated in a manner consistent with the definition we use when reporting our financial results. See Exhibit 99.1 to our Current Report on Form 8-K, filed with the SEC on November 19, 2025.

60

Tabular List of Financial Performance Measures
In our assessment, the most important financial performance measures used to link CAP (as calculated in accordance with the SEC rules), to our NEOs in 2025 to our performance were:
•	Adjusted EBITDA;
•	Stock Price; and
•	Revenue.
Pay Versus Performance: Graphical Description
The illustrations below provide a graphical description of CAP (as calculated in accordance with the SEC rules) and the following measures:
•	the Company’s cumulative Total Stockholder Return (“TSR”) and the Peer Group’s cumulative TSR;
•	the Company’s Net Income; and
•	the Company Selected Measure, which is Adjusted EBITDA.
CAP and Cumulative TSR / Cumulative TSR of the Peer Group

Compensation Actually Paid vs. TSR
Compensation ($000s)
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
Total Shareholder Return on $100 Invested at Beginning of Period
$640
$560
$480
$400
$320
$240
$160
$80
$-
2020
2021
2022
2023
2024
2025
CEO Compensation Actually Paid
Average NEO Compensation Actually Paid
UTI value of $100 Invested 9/30/20
Peer Group value of $100 Invested 9/30/20

61

CAP and Company Net Income

CAP and Adjusted EBITDA

62

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information as of January 13, 2026, the record date for the Annual Meeting, with respect to the beneficial ownership of shares of common stock by:
•	each person known to us to be the beneficial owner of 5% or more of the outstanding shares of our common;
•	each of our directors, director nominees and NEOs; and
•	all of our executive officers and directors as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days of January 13, 2026 and RSUs that are currently vested or will be vested within 60 days of January 13, 2026. Shares issuable pursuant to options, warrants and RSUs are deemed outstanding for computing the percentage of the person holding such options, warrants or RSUs but are not deemed outstanding for computing the percentage of any other person. Except in cases where community property laws apply or as indicated in the footnotes to this table, we believe that each stockholder identified in the table possesses sole voting and investment power over all shares of common stock shown as beneficially owned by the stockholder. Unless otherwise noted, the address of each person named in the table is 4225 E. Windrose Drive, Suite 200, Phoenix, Arizona 85032.

	Shares Beneficially Owned
	Common Stock
Directors and NEOs:	Shares	%(1)
Jerome A. Grant	343,904	*
Bruce Schuman(2)	5,305	*
Sherrell E. Smith(3)	189,139	*
Christopher E. Kevane	80,437	*
Todd A. Hitchcock	83,593	*
Christine C. Kline(4)	24,686	*
Troy R. Anderson(5)	87,442	*
George W. Brochick	33,230	*
Robert T. DeVincenzi	136,765	*
LTG (R) William J. Lennox, Jr.	119,603	*
Shannon Okinaka	26,243	*
Loretta L. Sanchez	18,025	*
Christopher S. Shackelton(6)	3,971,440	7.2%
Michael Slubowski	17,110	*
Linda J. Srere	138,999	*
Kenneth R. Trammell	132,518	*
All directors and executive officers as a group (19 persons)(7)	5,372,253(8)	9.8%

63

	Shares Beneficially Owned
	Common Stock
Directors and NEOs:	Shares	%(1)
5% Holders:(9)
Adam Gray and Coliseum Entities(6) 105 Rowayton Avenue Rowayton, Connecticut 06853	3,971,440	7.2%
BlackRock, Inc.(10) 50 Hudson Yards New York, New York 10001	3,189,009	5.8%
The Vanguard Group(11) 100 Vanguard Blvd. Malvern, Pennsylvania 19355	3,315,026	6.0%

*	Less than 1%.
(1)
As of the close of business on January 13, 2026, there were 55,016,120 shares of our common stock outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on each matter voted upon. This column is intended to show total voting power as of January 13, 2026. This column is not intended to show beneficial ownership as determined in accordance with the rules of the SEC and therefore does not include shares underlying options, warrants, or RSUs that are currently exercisable or exercisable within 60 days of January 13, 2026.

(2)	Mr. Schuman was appointed to the role of Executive Vice President, Chief Financial Officer on March 17, 2025.
(3)	Mr. Smith has sole voting and investment power over 139,773 shares and shared voting and investment power over 49,366 shares.
(4)	Ms. Kline served as interim Chief Financial Officer from October 11, 2024 until the appointment of Mr. Schuman on March 17, 2025 and is deemed to be a named executive officer for fiscal year 2025.
(5)	Mr. Anderson served as our Executive Vice President, Chief Financial Officer until his resignation on October 11, 2024, and is deemed to be a named executive officer for fiscal year 2025.
(6)
Based on the information provided by CCM, CC, CCP, Adam Gray (“Gray”), and Christopher Shackelton (“Shackelton”). CCP is an investment limited partnership of which CC is general partner and for which CCM serves as investment adviser. Shackelton and Gray are managers of and have an ownership interest in each of CCM and CC. Includes shares held by a separate account (the “Separate Account”) investment advisory client of CCM to the extent CCM has voting and dispositive power of such shares. Shackelton and Gray share voting and dispositive power of the shares of common stock held by CCP, CC, CCM and the Separate Account to the extent described above (collectively, the “Coliseum Entities”). The business address for each of CCM, CC, CCP, Shackelton and Gray is 105 Rowayton Avenue, Rowayton, Connecticut 06853.

(7)	Includes all directors and current executive officers.
(8)	Includes 6,548 shares of common stock underlying RSUs that are expected to vest within 60 days of January 13, 2026.
(9)
For 5% Holders, the Company is relying on the numbers of shares as reported in the applicable Schedule 13D or Schedule 13G and calculating the percentages in this table based on the number of shares outstanding as of January 13, 2026, the record date for the Annual Meeting. Accordingly, certain holders who previously filed a Schedule 13D or Schedule 13G have been excluded where their percentage ownership at the record date as so calculated falls below the 5% threshold.

(10)
Based upon information contained in a Schedule 13G filed on November 8, 2024, BlackRock, Inc. (“BlackRock”) has (i) sole voting power over 3,145,468 of the reported shares, (ii) shared voting power over zero of the reported shares, (iii) sole dispositive power over 3,189,009 of the reported shares, and (iv) shared dispositive power over zero of the reported shares. BlackRock’s business address is 50 Hudson Yards, New York, New York 10001.

(11)
Based upon information contained in a Schedule 13G/A filed on November 12, 2024, The Vanguard Group (“Vanguard”) has (i) sole voting power over zero of the reported shares, (ii) shared voting power over 60,294 of the reported shares, (iii) sole dispositive power over 3,209,454 of the reported shares, and (iv) shared dispositive power over 105,572 of the reported shares. Vanguard’s business address is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

64

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors, executive officers and greater than 10% stockholders to file reports of holdings and transactions in our shares with the SEC. For the fiscal year ended September 30, 2025, to our knowledge and based solely on a review of copies of reports furnished to us, or written representations, we believe that the applicable reporting requirements of Section 16(a) have been satisfied.

65

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Policy Regarding Transactions with Related Persons
As a means to ensure compliance with Item 404(a) of Regulation S-K, our Board adopted a written Related Party Transaction Policy (the “Related Party Policy”) pursuant to which all “Interested Transactions” with a “Related Party” (each as defined below) are subject to review and approval by our Nominating and Corporate Governance Committee. Ongoing or long-term transactions with a Related Party in existence at the time the Related Party Policy was adopted, if any, will also be subject to ratification on at least an annual basis. For purposes of the Related Party Policy, an “Interested Transaction” is a transaction, arrangement or relationship or a series of similar transactions, arrangements or relationships (including any indebtedness or guaranty of indebtedness) in an amount equal to or exceeding $120,000 in any fiscal year in which us, including any of our subsidiaries, was, is or will be a participant and in which any “Related Party” had, has or will have a direct or indirect material interest. Any indirect interest includes an interest held by or through any entity in which any “Related Party” is employed or is a partner or principal (or in a similar position) or in which such “Related Party” has a 10% or greater beneficial ownership interest. A “Related Party” includes executive officers, directors, nominees for director, any person who is known to be the beneficial owner of more than 5% of any class of our voting securities and any immediate family member of any of the foregoing persons.
In considering whether to approve an Interested Transaction, our Nominating and Corporate Governance Committee considers such factors as it deems appropriate, which may include: (i) the Related Party’s relationship with us and interest in the proposed Interested Transaction; (ii) the material facts of the proposed Interested Transaction, including the proposed value of such transaction, or, in the case of indebtedness, the principal amount that would be involved; (iii) the benefits to us of the Interested Transaction; (iv) an assessment of whether the Interested Transaction is on terms that are comparable to the terms available with an unrelated party; (v) in the case of an existing transaction, the impracticability or cost of securing alternative arrangements; and (vi) such other factors as our Nominating and Corporate Governance Committee deems relevant.
The Related Party Policy provides for standing pre-approval for certain categories of transactions with a Related Party without the need for specific approval by our Nominating and Corporate Governance Committee. These categories are: (i) certain transactions with other companies where the Related Party’s only relationship is as an employee (other than as an executive officer), director or beneficial owner of less than 10% of the company’s shares, if the aggregate amount involved does not exceed the greater of $1 million or 2% of the other company’s gross annual revenues in its most recently completed fiscal year; (ii) charitable contributions, grants or endowments by us to charitable organizations, foundations or universities at which a Related Party’s only relationship is as an employee (other than as an officer) or a director or trustee, if the aggregate amount involved does not exceed the lesser of $500,000 or 2% of the charitable organization’s total annual receipts in its most recently completed fiscal year; and (iii) certain other transactions and arrangements which under certain SEC rules are excepted from disclosure as transactions with a Related Party.
Transactions with Management and Others
Commercial Training Group (“CTG”) Programs
Since 2009, we have provided training programs as part of our CTG to subsidiaries of Penske Automotive Group, Inc. Penske Truck Leasing (“PTL”) is one of the companies for whom CTG provides technician training. As of September 30, 2025, PTL was owned 41.1% by Penske Corporation, 28.9% by the Penske Automotive Group and 30.0% by Mitsui & Co., Ltd. Mr. Brochick, a current Director of our Company, serves as the Executive Vice President, Strategic Development of the Penske Automotive Group, Inc.

66

Our CTG program currently provides technician training and certification services for approximately 30 companies, resulting in approximately $16.8 million of revenue in fiscal 2025. We believe these agreements to be immaterial in value, mutually beneficial and on terms comparable to the terms available with unrelated third parties and our other customers.
Related Transactions
Under our Code of Conduct, all Company employees are required to disclose any financial interest that they or their immediate family members have with any organization that does business with the Company. Additionally, under the Supplemental Code of Ethics for the Chief Executive Officer and Senior Financial Officers, covered individuals must avoid any activity or personal interest that creates or appears to create a conflict of interest with the Company, including situations in which a family member has an ownership interest in an entity that does business with, or otherwise participates in a business arrangement with, the Company, and must seek written approval of the Audit Committee before participating in any such conflict transaction. Lastly, as described above, any Interested Transactions subject to the Related Party Policy require the approval of the Nominating and Corporate Governance Committee.

67

QUESTIONS AND ANSWERS
ABOUT THE PROXY MATERIALS
AND VOTING INFORMATION
Our Board is soliciting proxies for the Annual Meeting, and at any adjournments or postponements thereof, for the purposes set forth in this Proxy Statement and the accompanying notice. This Proxy Statement, the accompanying form of proxy card and our Annual Report were first made available to stockholders on or about January 20, 2026.

Why am I receiving these materials?
We have made these materials available to you over the Internet or, upon your request, have delivered printed copies of these materials to you by mail, in connection with the solicitation of proxies by our Board for use at our Annual Meeting, which will take place on March 12, 2026 at 9:30 a.m., Eastern Standard time. As a stockholder, you are invited to attend the Annual Meeting online and vote your shares electronically on the items of business described in this Proxy Statement. This Proxy Statement includes information that we are required to provide to you under the rules of the SEC and that is designed to assist you in voting your shares.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials on the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record as of the Record Date.
All stockholders receiving the Notice will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a printed copy can be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help minimize the costs associated with printing and distributing our proxy materials and lessen the environmental impact of our annual meetings.

What is included in the proxy materials?	The proxy materials include: • This Proxy Statement, including the Notice; and • Our Annual Report on Form 10-K for the year ended September 30, 2025.
What is a proxy statement and what is a proxy?
If you received a printed copy of these materials by mail, the proxy materials also included a proxy card or a voting instruction form for the Annual Meeting. A Proxy Statement is a document that SEC regulations require us to give you when we ask you to sign a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated three of our officers as proxies for the 2026 Annual Meeting. These three officers are Jerome A. Grant, Bruce Schuman and Christopher Kevane.
The form of proxy and this Proxy Statement have been approved by our Board and are being provided to stockholders by its authority.

68

What am I voting on?
The following matters will be presented for stockholder consideration and voting at the Annual Meeting:
•
To elect three (3) Class I directors to our Board of Directors to serve for a term of three (3) years or until their respective successors are duly elected and qualified (Proposal No. 1);
•
To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2026 (Proposal No. 2); and
•
To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers (Proposal No. 3).

What are the Board’s recommendations?
Our Board recommends you vote:
•
“FOR” the election of each of the three (3) Class I director nominees to our Board of Directors to serve as directors of the Company (Proposal No. 1);
•
“FOR” the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025 (Proposal No. 2); and
•
“FOR” on an advisory basis, the compensation of the Company’s Named Executive Officers (Proposal No. 3).

How can I get electronic access to the proxy materials?
The Notice will provide you with instructions regarding how to:
•
view our proxy materials for the Annual Meeting on the Internet; and
•
instruct us to send future proxy materials to you by email.
Our proxy materials are also available on the Internet at http://www.proxyvote.com and on our investor relations website at http://investor.uti.edu (information at or connected to our website is not and should not be considered part of this Proxy Statement). Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will lessen the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Who is entitled to vote at the Annual Meeting?
At the close of business on January 13, 2026, there were 55,016,120 shares of our common stock outstanding and entitled to vote at the Annual Meeting. Only stockholders of record on January 13, 2026, the record date for the Annual Meeting, will be entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on each matter voted upon. Votes may not be cumulated.

What constitutes a quorum?
The presence at the Annual Meeting, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast on any matter at the Annual Meeting will constitute a quorum. Proxies received but marked as abstentions and broker “non-votes” will be included in the calculation of the number of votes considered to be present at the Annual Meeting and will be counted for quorum purposes.

69

How can I attend the Annual Meeting?
Stockholders may attend the Annual Meeting online by visiting www.virtualshareholdermeeting.com/UTI2026. In order to vote or submit a question during the Annual Meeting, you will need to follow the instructions posted at www.virtualshareholdermeeting.com/UTI2026 and will need the control number included in the Notice sent to you or, if you requested printed copies be sent to you by mail, on your proxy card or in the instructions that accompanied your proxy materials. Broadridge Financial Solutions is hosting our virtual Annual Meeting and, on the date of the Annual Meeting, will be available by telephone will be available by telephone to answer your questions regarding how to attend and participate in the Annual Meeting. The assistance line will be available beginning 15 minutes prior to the meeting at the virtual meeting website.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?
•
Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare, Inc., you are considered the stockholder of record with respect to those shares, and we sent the Notice directly to you. If you requested printed copies of the proxy materials by mail, you also received a proxy card. If you are a stockholder of record, you will receive only one Notice or proxy card for all the shares of stock you hold in certificate form, in book-entry form and in any Company benefit plan.
•
Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a broker, bank or other nominee, then you are the beneficial owner of those shares held in “street name.” If you are a beneficial owner, the Notice was forwarded to you by your broker, bank or other nominee who is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to instruct your broker, bank or other nominee on how to vote the shares held in your account. Those instructions are contained in a “voting instruction form.” If you request printed copies of the proxy materials by mail, you will receive a voting instruction form

How are proxies voted?
All shares represented by valid proxies received prior to the Annual Meeting will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

What different methods may I use to vote?
•
Voting Electronically During the Annual Meeting. If you desire to vote electronically during the live webcast of the Annual Meeting, please follow the instructions for attending and voting at the Annual Meeting posted at www.virtualshareholdermeeting.com/UTI2026. You will need the 16-digit control number included in the Notice sent to you or, if you requested printed copies be sent to you by mail, on your proxy card or in the instructions that accompanied your proxy materials. All votes must be received by the inspector of election before the polls close at the Annual Meeting.

70

•
Voting by Proxy for Shares Held by a Stockholder of Record. If you are a stockholder of record, you may instruct the proxy holders named in the accompanying proxy card on how to vote your shares of common stock in one of the following ways:
 •
By Telephone or Internet. If you requested printed copies of the proxy materials be sent to you by mail, you may vote by proxy by calling the toll-free number found on the proxy card. You may also vote by proxy over the Internet by visiting http://www.proxyvote.com and entering the control number found in the Notice sent to you, or, if you requested printed copies of the proxy materials be sent to you by mail, by following the instructions provided with the proxy card. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares and to confirm that their instructions have been recorded properly.
 •
By Written Proxy. If you requested printed copies of the proxy materials be sent to you by mail, you can vote by signing, dating and mailing the proxy card in the prepaid enclosed envelope.
 •
Voting by Proxy for Shares Held by Beneficial Owners in Street Name. If you are a beneficial owner, you may instruct the broker, bank or other nominee that holds your shares in “street name” to vote your shares of common stock in one of the following ways:
 •
By Telephone or Internet. If you requested printed copies of the proxy materials be sent to you by mail, you may vote by proxy by calling the toll-free number found on the voting instruction form you received from the organization holding your shares. You may also vote by proxy over the Internet by visiting http://www.proxyvote.com and entering the control number found in the Notice sent to you, or, if you requested printed copies of the proxy materials be sent to you by mail, by following the instructions provided in the voting instruction form you received from the organization holding your shares.
 •
By Written Proxy. If you requested printed copies of the proxy materials be sent to you by mail, you may vote by proxy by filling out the voting instruction form you received from the organization that holds your shares and sending it back in the envelope provided.

What if I am a stockholder of record and do not specify a choice for a matter when returning a proxy?
If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares:
•
“FOR” the election of the three (3) Class I director nominees set forth in this Proxy Statement (Proposal No. 1);
•
“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2026 (Proposal No. 2); and
•
“FOR” on an advisory basis, the compensation of the Company’s Named Executive Officers (Proposal No. 3).

71

What if I am a beneficial owner and do not give voting instructions to my broker?
If you are a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee. If you do not provide voting instructions to your bank, broker or other nominee, whether your shares can be voted by such person depends on the type of item being considered for vote.
•
Non-Discretionary Items. The election of directors and the advisory vote to approve the compensation of Named Executive Officers (“Say on Pay”) are non-discretionary items and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners. If the broker, bank or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-discretionary matter, the broker, bank or other nominee that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”
•
Discretionary Items. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2026 is a discretionary item. Generally, banks, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.

How many votes are needed to approve each item?
•
Our Fourth Amended and Restated Bylaws (our “Bylaws”) provide that in a non-contested election, each director nominee must be elected by the affirmative vote of a majority of the votes cast, electronically or by proxy, with respect to that director’s election (Proposal No. 1). A “majority of the votes cast” means that the number of votes “FOR” a director nominee must exceed the number of votes “AGAINST” that director nominee. Accordingly, abstentions will have no effect on the election of a director. Pursuant to our Corporate Governance Guidelines, our Board expects any director nominee who is an incumbent director and is not re-elected to promptly tender his or her resignation, and our Board, excluding the director who tenders his or her resignation, must promptly decide whether to accept or reject the resignation. Uninstructed shares are not entitled to vote on the election of directors.
•
The affirmative vote of a majority of the shares of capital stock present or represented at the Annual Meeting and entitled to vote is required to approve the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2026 (Proposal No. 2). Although this vote is not binding, our Board and our Audit Committee will take the results of the vote under advisement when making future decisions regarding the Company’s independent registered public accounting firm.
•
The affirmative vote of a majority of the shares of capital stock present or represented at the Annual Meeting and entitled to vote is required to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers (Proposal No. 3). Uninstructed shares are not entitled to vote on the compensation of the Company’s Named Executive Officers. Although the vote to approve the compensation of the Company’s Named Executive Officers is not binding, our Board and

72

our Compensation Committee will take the results of the vote under advisement when making future decisions regarding the compensation of the Company’s Named Executive Officers.
Any stockholder entitled to vote on any matter may vote part of such stockholder’s shares in favor of the proposal and refrain from voting the remaining shares or, except with respect to the election of directors, may vote the remaining shares against the proposal; but if the stockholder fails to specify the number of shares which the stockholder is voting affirmatively or otherwise fails to indicate how the number of shares to be voted affirmatively is to be determined, it will be conclusively presumed that the stockholder’s approving vote is with respect to all shares which the stockholder is entitled to vote.
If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the individuals named as proxies and acting thereunder will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If the Annual Meeting is postponed or adjourned, a stockholder’s proxy will remain valid and may be voted at the postponed or adjourned meeting. A stockholder still will be able to revoke the stockholder’s proxy until it is voted. As of the date of this Proxy Statement, our Board does not know of any matters other than those described in this Proxy Statement to be presented at the Annual Meeting.
Proxies properly executed and received by us prior to the Annual Meeting and not revoked will be voted as directed therein on all matters presented at the Annual Meeting. If you submit a proxy or voting instruction form by Internet, telephone or mail without giving specific voting instructions on one or more matters listed in the notice for the meeting, your shares will be voted as recommended by our Board on such matters, and as the proxyholders may determine in their discretion with respect to any other matters properly presented for a vote at the meeting.

How are abstentions, withhold votes and broker non-votes counted?
Abstentions and broker non-votes will not be considered votes cast for voting purposes for all proposals. Accordingly, abstentions and broker non-votes will have no effect on the election of a director and will have the same effect as a vote against ratification of Deloitte & Touche LLP, approval of the compensation of the Company’s Named Executive Officers.

Can I change my vote after I have voted?
You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting by:
•
Voting again on a later date through the Internet or by telephone (in which case only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted) or by signing and returning a new proxy card or voting instruction form with a later date;
•
By attending the Annual Meeting virtually and voting during the Annual Meeting; or
•
By delivering a written notice of revocation prior to the Annual Meeting to Christopher E. Kevane, our Executive Vice President, Chief Legal Officer, and Secretary, at 4225 E. Windrose Drive, Suite 200, Phoenix, AZ 85032
If you are a beneficial owner and your shares are held in the name of your

73

broker, bank or other nominee, please follow the voting instructions provided by the holder of your common stock regarding how to revoke your proxy.
Where can I find the voting results of the Annual Meeting?
We intend to announce preliminary voting results at the Annual Meeting and disclose final results in a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting. If final results are not yet known within that four business day period, we will disclose preliminary voting results in a Current Report on Form 8-K and file an amendment to the Current Report on Form 8-K to disclose the final results within four business days after such final results are known.

Who pays the cost for soliciting proxies by the Board?
We will bear the cost of soliciting proxies, including the cost of preparing, printing and mailing the materials in connection with the solicitation of proxies. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of our common stock. In addition to solicitations by mail, our officers and regular employees may, on behalf of the Company, without being additionally compensated, solicit proxies personally and by mail, telephone, facsimile or electronic communication.

If I share an address with another stockholder, and we received only one paper copy of the proxy materials, how may I obtain an additional copy of the proxy materials?
We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we are delivering a single copy of the Notice and, if applicable, this Proxy Statement and the Annual Report to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, this Proxy Statement and the Annual Report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, this Proxy Statement or the Annual Report, stockholders may write or call us at the following address and telephone number:

Universal Technical Institute, Inc. Attention: Christopher E. Kevane Executive Vice President, Chief Legal Officer, and Secretary 4225 E. Windrose Drive, Suite 200 Phoenix, Arizona 85032 (623) 445-9500
Stockholders who hold shares in “street name” may contact their broker, bank or other similar nominee to request information about householding.

74

SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2026 ANNUAL MEETING
From time to time, our stockholders seek to nominate directors or to present proposals for inclusion in the proxy statement and form of proxy, or otherwise for consideration at the annual meeting. To be included in the proxy statement or considered at an annual meeting, a stockholder must timely submit nominations of directors or other proposals to us in addition to complying with certain rules and regulations promulgated by the SEC. We intend to hold our 2027 annual meeting of stockholders during February or March 2027. Stockholders who intend to present proposals at the 2027 annual meeting of stockholders, and who wish to have those proposals included in our proxy statement for the 2027 annual meeting, must be certain that those proposals are received at our principal executive offices at 4225 E. Windrose Drive, Suite 200, Phoenix, Arizona 85032; Attention: Secretary, no later than September 22, 2026. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposal be sent by certified mail, return receipt requested.
Notice of stockholder proposals to be raised from the floor of the 2027 annual meeting of stockholders outside of Rule 14a-8, including director nominations submitted by eligible stockholder(s) for inclusion in our proxy materials pursuant to the proxy access provisions in our Bylaws, must be received by our Secretary at the address set forth above between November 12, 2026 and December 12, 2026 for possible consideration at the meeting. The stockholder notice must comply with the information requirements set forth in our Bylaws. In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 no later than January 11, 2027. Stockholders should direct any communications, as well as related questions, to our Secretary at the address set forth on the first page of this Proxy Statement.

75

OTHER MATTERS
As of the date of this Proxy Statement, we have not been presented with any other business for consideration at the Annual Meeting. If any other matter is properly brought before the meeting for action by the stockholders, your proxy (unless revoked) will be voted in accordance with the recommendation of our Board, or at the discretion of the proxy holders if no recommendation is made.

76

ANNUAL REPORT
Our 2025 Annual Report, including financial statements, is filed with the SEC and, along with this Proxy Statement, is available electronically on our investor relations website at https://investor.uti.edu/ to all stockholders of record as of January 13, 2026, including those stockholders whose shares are held in a brokerage, bank or similar account, who will receive the same mailing from the organization holding the account.
We will provide without charge, upon written request to Christopher E. Kevane, Executive Vice President, Chief Legal Officer, at Universal Technical Institute, Inc., 4225 E. Windrose Drive, Suite 200, Phoenix, Arizona 85032, a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, filed with the SEC for the year ended September 30, 2025.

77

NO INCORPORATION BY REFERENCE
In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we refer you to information previously filed with the SEC that should be considered as part of the particular filing. As provided under SEC regulations, the “Audit Committee Report” and the “Compensation Committee Report” contained in this Proxy Statement specifically are not incorporated by reference into any other filings with the SEC and shall not be deemed to be “Soliciting Material.” In addition, this Proxy Statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.

78

BOARD OF DIRECTORS

Robert T. DeVincenzi
Chairman of the Board
Principal Partner, Lupine Venture Group

George W. Brochick
Executive Vice President – Strategic Development, Penske Automotive Group, Inc.

Jerome A. Grant
Chief Executive Officer, Universal Technical Institute, Inc.

LTG (R) William J. Lennox
Former Superintendent, United States Military Academy at West Point
Chief Executive Officer, Lennox Strategies, LLC

Shannon L. Okinaka
Former Executive Vice President – Administration, Hawaiian Airlines

Loretta L. Sanchez
Former U.S. Congresswoman
Chief Executive Officer, Datamatica, LLC

Christopher S. Shackelton
Managing Partner, Coliseum Capital Management, LLC

Michael A. Slubowski
President, Chief Executive Officer and Board Member, Trinity Health

Linda J. Srere
Former President, Young and Rubicam Advertising

Kenneth R. Trammell
Former Executive Vice President and Chief Financial Officer, Tenneco, Inc.

CORPORATE OFFICERS

Jerome A. Grant
Chief Executive Officer

Bruce Schuman
Executive Vice President – Chief Financial Officer

Todd A. Hitchcock
Executive Vice President – Chief Operating Officer

Christopher E. Kevane
Executive Vice President – Chief Legal Officer

Sherrell E. Smith
Executive Vice President – Chief Academic Officer

Christine C. S. Kline
Senior Vice President – Chief Accounting Officer

Carolyn Frank
Senior Vice President – Chief Human Resources Officer

Adrienne DeTray
Senior Vice President – Chief Information Officer

Tracy K. Lorenz
Senior Vice President – UTI Division President

Kevin Prehn
Senior Vice President – Concorde Division President

REQUEST FOR INVESTOR INFORMATION

Universal Technical Institute, Inc.
Investor Relations
4225 E. Windrose Drive
Suite 200
Phoenix, Arizona 85032
(623) 445-9500

The company will furnish a copy of the 2025 Annual Report on Form 10-K without charge upon a written request to the address above. In addition, the electronic version of the Annual Report can be found at investor.uti.edu under the tab Financials. UTI has submitted the requisite certification regarding its corporate governance listing standards to The New York Stock Exchange.

Common Stock
Traded on The New York Stock Exchange under the symbol UTI.

Transfer Agent
P.O. Box 43078
Providence, RI 02940-3078

Independent Accountants
Deloitte & Touche, LLP
100 South Mill Avenue
Suite 1800
Tempe, AZ 85281-2804

ABOUT UNIVERSAL TECHNICAL INSTITUTE, INC.

Universal Technical Institute, Inc. (NYSE: UTI) was founded in 1965 and is a leading workforce solutions provider serving students, partners and communities nationwide. The company provides high-quality education and support services for in-demand careers via its two divisions: UTI and Concorde Career Colleges. The UTI division has 15 campuses in nine states and offers a wide range of transportation, skilled trades, electrical and energy training programs. Concorde operates across 17 campuses in eight states and online, offering programs in the allied health, dental, nursing, patient care and diagnostic fields.

For more information, visit investor.uti.edu; LinkedIn at @UniversalTechnicalInstitute and @Concorde Career Colleges; or X at @news_UTI and @ConcordeCareer.

UTI Locations

Avondale, *Arizona*
Phoenix, *Arizona*
Long Beach, *California*
Rancho Cucamonga, *California*
Sacramento, *California*
Orlando, *Florida*
Miramar, *Florida*
Lisle, *Illinois*
Canton, *Michigan*
Bloomfield, *New Jersey*
Mooresville, *North Carolina*
Exton, *Pennsylvania*
Austin, *Texas*
Dallas/Fort Worth, *Texas*
Houston, *Texas*

UNIVERSAL TECHNICAL INSTITUTE

CONCORDE Locations

Garden Grove, *California*
North Hollywood, *California*
San Bernardino, *California*
San Diego, *California*
Aurora, *Colorado*
Jacksonville, *Florida*
Miramar, *Florida*
Orlando, *Florida*
Tampa, *Florida*
Southaven, *Mississippi*
Kansas City, *Missouri*
Portland, *Oregon*
Memphis, *Tennessee*
Dallas, *Texas*
Grand Prairie, *Texas*
San Antonio, *Texas*
Online

CONCORDE

CONCORDE

SCAN TO
VIEW MATERIALS & VOTE

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on March 11, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on March 11, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V82645-P41941

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

UNIVERSAL TECHNICAL INSTITUTE, INC.

The Board of Directors recommends you vote "FOR" each of the nominees listed in Item 1.

1. Election of three (3) Class I Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Robert DeVincenzi	☐	☐	☐
1b. Jerome Grant	☐	☐	☐
1c. Shannon Okinaka	☐	☐	☐

NOTE: The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). **If no direction is made, this proxy will be voted "FOR" each of the nominees listed in Item 1, and "FOR" Items 2 and 3.** If any other matters properly come before the meeting or any postponement or adjournment of the meeting, the person(s) named in this proxy will vote in their discretion.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on March 12, 2026:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V82646-P41941

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNIVERSAL TECHNICAL INSTITUTE, INC. FOR USE AT THE 2026 ANNUAL MEETING OF STOCKHOLDERS ON MARCH 12, 2026

The undersigned stockholder(s) of Universal Technical Institute, Inc., a Delaware corporation, hereby appoint(s) Jerome A. Grant, Bruce Schuman and Christopher E. Kevane, and each or any of them, as proxies, with full power of substitution, and hereby authorize(s) them to cast on behalf of the undersigned, as designated on the reverse side of this proxy card, all votes that the undersigned is/are entitled to cast at the 2026 Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/UTI2026 on Thursday, March 12, 2026 at 9:30 AM Eastern Standard Time, or any postponement or adjournment thereof, in accordance with and as more fully described in the Notice of the Annual Meeting of Stockholders and the Proxy Statement, receipt of each of which are hereby acknowledged and the terms of each of which are incorporated by reference, and otherwise to represent the undersigned at the meeting with all powers the undersigned would possess if personally present at the meeting. The undersigned hereby revokes any proxy heretofore given with respect to the 2026 Annual Meeting of Stockholders.

WHEN THIS PROXY IS PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, THE PERSONS NAMED IN THIS PROXY WILL VOTE THE SHARES: (1) AS YOU SPECIFY ON THE BACK OF THIS PROXY CARD, (2) AS THE BOARD OF DIRECTORS RECOMMENDS WHERE YOU DO NOT SPECIFY YOUR VOTE ON A MATTER LISTED ON THE BACK OF THIS PROXY CARD, AND (3) AS THEY DECIDE ON ANY OTHER MATTER PROPERLY COMING BEFORE THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side